UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637 and 811-09739

Name of Fund:    BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Retirement Portfolio

BlackRock Large Cap Growth Fund

BlackRock Large Cap Growth Retirement Portfolio

BlackRock Large Cap Value Fund

BlackRock Large Cap Value Retirement Portfolio

Master Large Cap Series LLC

Master Large Cap Core Portfolio

Master Large Cap Growth Portfolio

Master Large Cap Value Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2014

Date of reporting period: 09/30/2014

Item 1 – Report to Stockholders

SEPTEMBER 30, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Large Cap Series Funds, Inc.

„   BlackRock Large Cap Core Fund

„   BlackRock Large Cap Growth Fund

„   BlackRock Large Cap Value Fund

„   BlackRock Large Cap Core Retirement Portfolio

„   BlackRock Large Cap Growth Retirement Portfolio

„   BlackRock Large Cap Value Retirement Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Shareholder Letter

Dear Shareholder,

The fourth quarter of 2013 was a generally strong period for most risk assets such as equities and high yield bonds even as investors grappled with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. A prolonged debate over the U.S. debt ceiling and partial government shutdown roiled financial markets at the start of the period, but stocks quickly resumed their upward course once a compromise was struck in mid-October. Higher quality fixed income and emerging market investments, however, began to struggle as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the softer U.S. data was a temporary and weather-related trend, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, a dovish tone from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August and, although volatility ticked up, markets briefly rebounded amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised the likelihood of the Fed increasing short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes and tighter credit conditions stoked increasing volatility in financial markets. Escalating global risks added to uncertainty as the U.S. renewed its involvement in Iraq, the European Union imposed additional sanctions against Russia, and Scottish voters contemplated a referendum for the region’s independence from the UK. In this environment, most asset classes saw steep declines over the final month of the period.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended September 30, 2014, while U.S. small cap and international stocks lagged. Emerging market equities endured some hearty swings in sentiment during the period, yet the asset class generated modest gains. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

The economic and monetary environment has remained generally supportive of financial markets, although higher stock valuations combined with expectations for higher U.S. rates has caused volatility to rise, albeit from levels below the historical norm.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.42%	19.73%
U.S. small cap equities (Russell 2000® Index)	(5.46)	3.93
International equities (MSCI Europe, Australasia, Far East Index)	(2.03)	4.25
Emerging market equities (MSCI Emerging Markets Index)	2.87	4.30
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.42	4.29
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.21	3.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	8.29
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.50	7.19

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2014	BlackRock Large Cap Core Fund

Investment Objective

BlackRock Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2014, through its investment in Master Large Cap Core Portfolio (the “Portfolio”), the Fund’s Institutional Shares outperformed its benchmark, the Russell 1000® Index, while the remaining share classes underperformed the benchmark index.

What factors influenced performance?

•

Relative performance was supported by stock selection, most notably in the consumer staples and industrials sectors. Within consumer staples, food & staples retailing holdings had the greatest positive impact, while airlines strongly benefited results within industrials. Additional contributions came from auto component holdings within consumer discretionary, refiners within energy and exposure to health care providers & services within health care.

•

United Continental Holdings, Inc. and CVS Health Corp. were the largest individual contributors to the Portfolio’s performance. United Continental, and airlines generally, benefited from the optimal combination of industry consolidation, capacity discipline and healthy domestic demand growth. A decline in jet-fuel prices, typically an airline’s largest expense, provided an additional tailwind in the latter part of the 12-month period. CVS Health Corp. benefited from consistently strong earnings reports and the outlook for continued solid business execution as the company raised 2014 guidance and recent feedback from the field affirmed it is winning business from competing pharmacy benefit managers. Additional individual contributors of note included McKesson Corp., Marathon Petroleum Corp. and TRW Automotive Holdings Corp.

•

The Portfolio’s positioning within information technology (“IT”) was the largest detractor from performance, with hardware and IT services holdings having the most significant negative impact. Financials was an additional source of weakness as select insurance and bank holdings lagged. Property & casualty insurers underperformed on signs that the pace of industry price increases had begun to decelerate, and the Portfolio has since reduced exposure to the group. Broader volatility in interest rates, coupled with ongoing litigation expenses and regulatory pressures, dampened investor sentiment toward select large U.S. money center banks.

•

Insurance holding Genworth Financial, Inc. was a leading individual detractor. Genworth declined as adverse developments in its long-term care business triggered a review of its reserve adequacy. Positioning in several IT names also constrained performance, specifically, an underweight in select mega-cap stocks that outperformed during the 12-month period, including Apple, Inc., Microsoft Corp. and Intel Corp. The Portfolio’s position in Teradata Corp. also detracted.

Describe recent portfolio activity.

•

During the 12-month period, the Portfolio increased exposure to the IT sector, specifically within the communications equipment, hardware and semiconductor industries. The allocation to consumer staples increased as well, mainly within beverages. The Portfolio’s weighting in industrials decreased, particularly industrial conglomerates and aerospace & defense. Exposure to consumer discretionary also declined, largely with respect to the auto components and media industries.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Portfolio ended the period with its largest sector overweights in IT and financials, while the most notable underweights were in consumer staples and utilities. More broadly, the Portfolio’s positioning reflects the investment advisor’s preference for cyclical stocks, particularly names poised to benefit from a rebound in U.S. capital expenditures, as well as financials, with the exception of real estate investment trusts. In more defensive areas of the market, the Portfolio is focused on stock-specific opportunities in consumer staples and health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

BlackRock Large Cap Core Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among those that are, at the time of purchase, included in the Russell 1000® Index.

[3]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.06%	19.06%	N/A	13.86%	N/A	7.60%	N/A
Service	3.91	18.74	N/A	13.51	N/A	7.31	N/A
Investor A	3.92	18.73	12.50%	13.58	12.36%	7.33	6.76%
Investor B	3.51	17.83	13.33	12.66	12.41	6.66	6.66
Investor C	3.50	17.79	16.79	12.59	12.59	6.42	6.42
Class R	3.78	18.40	N/A	13.16	N/A	6.94	N/A
Russell 1000® Index	5.80	19.01	N/A	15.90	N/A	8.46	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,040.60	$4.40	$1,000.00	$1,020.76	$4.36	0.86%
Service	$1,000.00	$1,039.10	$6.54	$1,000.00	$1,018.65	$6.48	1.28%
Investor A	$1,000.00	$1,039.20	$5.83	$1,000.00	$1,019.35	$5.77	1.14%
Investor B	$1,000.00	$1,035.10	$10.05	$1,000.00	$1,015.19	$9.95	1.97%
Investor C	$1,000.00	$1,035.00	$10.00	$1,000.00	$1,015.24	$9.90	1.96%
Class R	$1,000.00	$1,037.80	$7.25	$1,000.00	$1,017.95	$7.18	1.42%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense table reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	5

Fund Summary as of September 30, 2014	BlackRock Large Cap Growth Fund

Investment Objective

BlackRock Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2014, the Fund, through its investment in Master Large Cap Growth Portfolio (the “Portfolio”), outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•

Relative performance was supported by stock selection, most notably in the health care, consumer staples and industrials sectors. Health care providers & services holdings had the greatest positive impact within health care, while food & staples retailing benefited results within consumer staples and airlines led gains within industrials. Additional contributions came from consumer discretionary and financials.

•

McKesson Corp., United Continental Holdings, Inc. and CVS Health Corp. were the largest individual contributors to the Portfolio’s performance. McKesson shares advanced following solid earnings and a positive resolution to its contested bid for German peer Celesio. The company also benefited from broadly favorable economics for generic drug distribution. United Continental, and airlines generally, benefited from the optimal combination of industry consolidation, capacity discipline and healthy domestic demand growth. A decline in jet-fuel prices, typically an airline’s largest expense, provided an additional tailwind in the latter part of the period. CVS Health Corp. surged on consistently strong earnings reports and the outlook for continued solid business execution as the company raised 2014 guidance and recent feedback from the field affirmed it is winning business from competing pharmacy benefit managers.

•

Conversely, the Portfolio’s positioning within information technology (“IT”) detracted slightly from overall performance, as strength in software and internet software & services was offset by negative results in the hardware segment. Within hardware, underexposure to Apple, Inc. constrained performance as the stock posted strong gains in the period. A position in NetApp, Inc. also weighed on results, as a slower-than-expected recovery in data storage spending dampened investor sentiment.

•

Other individual detractors included oil services holding Oceaneering International, Inc., which was negatively impacted by concerns of slowing deepwater spending. Teradata Corp. also underperformed, hindered by ongoing softness in enterprise IT spending.

Describe recent portfolio activity.

•

During the 12-month period, the Portfolio increased exposure to the IT sector, specifically within the internet software & services, semiconductor and communications equipment industries. The Portfolio’s weighting in industrials decreased, largely with respect to aerospace & defense and machinery. The allocations to consumer staples and materials also declined.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Growth Index, the Portfolio ended the period with its largest sector overweight in IT, while the most notable underweight was in consumer staples. More broadly, the Portfolio’s positioning reflects the investment advisor’s preference for cyclical stocks, particularly names poised to benefit from a rebound in U.S. capital expenditures, as well as financials, with the exception of real estate investment trusts. In more defensive areas of the market, the Portfolio is focused on stock-specific opportunities in consumer staples and health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

BlackRock Large Cap Growth Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among those that are, at the time of purchase, included in the Russell 1000® Growth Index.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.70%	21.16%	N/A	14.54%	N/A	8.37%	N/A
Service	5.65	20.77	N/A	14.21	N/A	8.10	N/A
Investor A	5.56	20.82	14.48%	14.17	12.95%	8.04	7.46%
Investor B	5.20	19.87	15.37	13.26	13.02	7.35	7.35
Investor C	5.24	19.96	18.96	13.28	13.28	7.20	7.20
Class R	5.53	20.50	N/A	13.85	N/A	7.73	N/A
Russell 1000® Growth Index	6.69	19.15	N/A	16.50	N/A	8.94	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,057.00	$4.90	$1,000.00	$1,020.31	$4.81	0.95%
Service	$1,000.00	$1,056.50	$5.88	$1,000.00	$1,019.35	$5.77	1.14%
Investor A	$1,000.00	$1,055.60	$6.39	$1,000.00	$1,018.85	$6.28	1.24%
Investor B	$1,000.00	$1,052.00	$9.98	$1,000.00	$1,015.34	$9.80	1.94%
Investor C	$1,000.00	$1,052.40	$10.29	$1,000.00	$1,015.04	$10.10	2.00%
Class R	$1,000.00	$1,055.30	$7.52	$1,000.00	$1,017.75	$7.38	1.46%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense table reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	7

Fund Summary as of September 30, 2014	BlackRock Large Cap Value Fund

Investment Objective

BlackRock Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2014, the Fund, through its investment in Master Large Cap Value Portfolio (the “Portfolio”), underperformed the benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

The Portfolio’s positioning within information technology (“IT”) was the largest detractor from performance, with positioning in semiconductors and hardware having the most significant negative impact. In particular, performance in the industries was constrained by underweight positions in select mega-cap stocks that outperformed. Financials was an additional source of weakness. Property & casualty insurers underperformed on signs that the pace of industry price increases had begun to decelerate, and the Portfolio has since reduced exposure to the group. The Portfolio’s bank holdings also lagged as broader volatility in interest rates, coupled with ongoing litigation expenses and regulatory pressures, dampened investor sentiment toward select large U.S. money center banks.

•

An underweight to semiconductor firm Intel Corp. was the leading individual detractor. A position in pulp & paper company Domtar Corp. also hurt relative returns, as disappointing earnings and pricing caused by competition from imports led to a sell-off in this deep-value name. Additional detractors included energy names BP PLC and Suncor Energy, Inc., as well as financial holdings Genworth Financial, Inc., Chubb Corp. and Citigroup, Inc.

•

Conversely, relative performance was supported by stock selection in the industrials and consumer staples sectors. The Portfolio’s airline holdings drove positive results within industrials, while food & staples retailing holdings had the greatest positive impact within consumer staples. Additional contributions came from auto component holdings within consumer discretionary and refiners within energy.

•

United Continental Holdings, Inc. and CVS Health Corp. were the largest individual contributors to the Portfolio’s performance. United Continental, and airlines generally, benefited from the optimal combination of industry consolidation, capacity discipline and healthy domestic demand growth. A decline in jet-fuel prices, typically an airline’s largest expense, provided an additional tailwind in the latter part of the 12-month period. CVS Health Corp. benefited from consistently strong earnings reports and the outlook for continued solid business execution as the company raised 2014 guidance and recent feedback from the field affirmed it is winning business from competing pharmacy benefit managers. Additional individual contributors included Marathon Petroleum Corp., TRW Automotive Holdings Corp. and Universal Health Services, Inc.

Describe recent portfolio activity.

•

During the 12-month period, the Portfolio increased exposure to IT, most notably in the hardware and semiconductor industries. The allocation to consumer staples increased as well, mainly within beverages. The Portfolio’s weighting in consumer discretionary decreased, largely in the media and auto components industries. Exposure to industrials and energy also declined, especially within machinery, aerospace & defense, and oil, gas & consumable fuels.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Portfolio ended the period with its largest sector overweight in IT, while utilities was the most significant underweight. More broadly, the Portfolio’s positioning reflects the investment advisor’s preference for cyclical stocks, particularly names poised to benefit from a rebound in U.S. capital expenditures, as well as financials, with the exception of real estate investment trusts. In more defensive areas of the market, the Portfolio is focused on stock-specific opportunities in consumer staples and health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

BlackRock Large Cap Value Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among those that are, at the time of purchase, included in the Russell 1000® Value Index.

[3]	This unmanaged index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.54%	18.04%	N/A	12.26%	N/A	7.02%	N/A
Service	3.37	17.71	N/A	11.99	N/A	6.76	N/A
Investor A	3.37	17.66	11.48%	11.97	10.77%	6.74	6.16%
Investor B	3.04	16.74	12.24	10.98	10.72	6.02	6.02
Investor C	2.96	16.77	15.77	11.03	11.03	5.87	5.87
Class R	3.25	17.36	N/A	11.62	N/A	6.41	N/A
Russell 1000® Value Index	4.90	18.89	N/A	15.26	N/A	7.84	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,035.40	$4.08	$1,000.00	$1,021.06	$4.05	0.80%
Service	$1,000.00	$1,033.70	$5.76	$1,000.00	$1,019.40	$5.72	1.13%
Investor A	$1,000.00	$1,033.70	$5.81	$1,000.00	$1,019.35	$5.77	1.14%
Investor B	$1,000.00	$1,030.40	$9.37	$1,000.00	$1,015.84	$9.30	1.84%
Investor C	$1,000.00	$1,029.60	$9.82	$1,000.00	$1,015.39	$9.75	1.93%
Class R	$1,000.00	$1,032.50	$7.18	$1,000.00	$1,018.00	$7.13	1.41%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense table reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	9

Fund Summary as of September 30, 2014	BlackRock Large Cap Core Retirement Portfolio

Investment Objective

BlackRock Large Cap Core Retirement Portfolio’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2014, the Fund, through its investment in Master Large Cap Core Portfolio (the “Portfolio”), outperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•

Relative performance was supported by stock selection, most notably in the consumer staples and industrials sectors. Within consumer staples, food & staples retailing holdings had the greatest positive impact, while airlines strongly benefited results within industrials. Additional contributions came from auto component holdings within consumer discretionary, refiners within energy and exposure to health care providers & services within health care.

•

United Continental Holdings, Inc. and CVS Health Corp. were the largest individual contributors to the Portfolio’s performance. United Continental, and airlines generally, benefited from the optimal combination of industry consolidation, capacity discipline and healthy domestic demand growth. A decline in jet-fuel prices, typically an airline’s largest expense, provided an additional tailwind in the latter part of the 12-month period. CVS Health Corp. benefited from consistently strong earnings reports and the outlook for continued solid business execution as the company raised 2014 guidance and recent feedback from the field affirmed it is winning business from competing pharmacy benefit managers. Additional individual contributors of note included McKesson Corp., Marathon Petroleum Corp. and TRW Automotive Holdings Corp.

•

The Portfolio’s positioning within information technology (“IT”) was the largest detractor from performance, with hardware and IT services holdings having the most significant negative impact. Financials was an additional source of weakness as select insurance and bank holdings lagged. Property & casualty insurers underperformed on signs that the pace of industry price increases had begun to decelerate, and the Portfolio has since reduced exposure to the group. Broader volatility in interest rates, coupled with ongoing litigation expenses and regulatory pressures, dampened investor sentiment toward select large U.S. money center banks.

•

Insurance holding Genworth Financial, Inc. was a leading individual detractor. Genworth declined as adverse developments in its long-term care business triggered a review of its reserve adequacy. Positioning in several IT names also constrained performance, specifically, an underweight in select mega-cap stocks that outperformed during the 12-month period, including Apple, Inc., Microsoft Corp. and Intel Corp. The Portfolio’s position in Teradata Corp. also detracted.

Describe recent portfolio activity.

•

During the 12-month period, the Portfolio increased exposure to the IT sector, specifically within the communications equipment, hardware and semiconductor industries. The allocation to consumer staples increased as well, mainly within beverages. The Portfolio’s weighting in industrials decreased, particularly industrial conglomerates and aerospace & defense. Exposure to consumer discretionary also declined, largely with respect to the auto components and media industries.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Portfolio ended the period with its largest sector overweights in IT and financials, while the most notable underweights were in consumer staples and utilities. More broadly, the Portfolio’s positioning reflects the investment advisor’s preference for cyclical stocks, particularly names poised to benefit from a rebound in U.S. capital expenditures, as well as financials, with the exception of real estate investment trusts. In more defensive areas of the market, the Portfolio is focused on stock-specific opportunities in consumer staples and health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

BlackRock Large Cap Core Retirement Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among those that are, at the time of purchase, included in the Russell 1000® Index.

[3]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	5 Years	Since Inception[6]
Class K	4.23%	19.33%	14.14%	5.36%
Russell 1000® Index	5.80	19.01	15.90	7.26

[5]	See “About Fund Performance” on page 16 for a detailed description of the share class, including any related sales charges and fees.

[6]	The Fund commenced operations on January 3, 2008.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class K	$1,000.00	$1,042.30	$2.46	$1,000.00	$1,022.66	$2.43	0.48%

[7]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense example reflects the net expenses of both the Fund and the Portfolio in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	11

Fund Summary as of September 30, 2014	BlackRock Large Cap Growth Retirement Portfolio

Investment Objective

BlackRock Large Cap Growth Retirement Portfolio’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2014, the Fund, through its investment in Master Large Cap Growth Portfolio (the “Portfolio”), outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•

Relative performance was supported by stock selection, most notably in the health care, consumer staples and industrials sectors. Health care providers & services holdings had the greatest positive impact within health care, while food & staples retailing benefited results within consumer staples and airlines led gains within industrials. Additional contributions came from consumer discretionary and financials.

•

McKesson Corp., United Continental Holdings, Inc. and CVS Health Corp. were the largest individual contributors to the Portfolio’s performance. McKesson shares advanced following solid earnings and a positive resolution to its contested bid for German peer Celesio. The company also benefited from broadly favorable economics for generic drug distribution. United Continental, and airlines generally, benefited from the optimal combination of industry consolidation, capacity discipline and healthy domestic demand growth. A decline in jet-fuel prices, typically an airline’s largest expense, provided an additional tailwind in the latter part of the period. CVS Health Corp. surged on consistently strong earnings reports and the outlook for continued solid business execution as the company raised 2014 guidance and recent feedback from the field affirmed it is winning business from competing pharmacy benefit managers.

•

Conversely, the Portfolio’s positioning within information technology (“IT”) detracted slightly from overall performance, as strength in software and internet software & services was offset by negative results in the hardware segment. Within hardware, underexposure to Apple, Inc. constrained performance as the stock posted strong gains in the period. A position in NetApp, Inc. also weighed on results, as a slower-than-expected recovery in data storage spending dampened investor sentiment.

•

Other individual detractors included oil services holding Oceaneering International, Inc., which was negatively impacted by concerns of slowing deepwater spending. Teradata Corp. also underperformed, hindered by ongoing softness in enterprise IT spending.

Describe recent portfolio activity.

•

During the 12-month period, the Portfolio increased exposure to the IT sector, specifically within the internet software & services, semiconductor and communications equipment industries. The Portfolio’s weighting in industrials decreased, largely with respect to aerospace & defense and machinery. The allocations to consumer staples and materials also declined.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Growth Index, the Portfolio ended the period with its largest sector overweight in IT, while the most notable underweight was in consumer staples. More broadly, the Portfolio’s positioning reflects the investment advisor’s preference for cyclical stocks, particularly names poised to benefit from a rebound in U.S. capital expenditures, as well as financials, with the exception of real estate investment trusts. In more defensive areas of the market, the Portfolio is focused on stock-specific opportunities in consumer staples and health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

BlackRock Large Cap Growth Retirement Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among these that are, at the time of purchase, included in the Russell 1000® Growth Index.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	5 Years	Since Inception[6]
Class K	5.96%	20.89%	15.59%	7.77%
Russell 1000® Growth Index	6.69	19.15	16.50	8.22

[5]	See “About Fund Performance” on page 16 for a detailed description of the share class, including any related sales charges and fees.

[6]	The Fund commenced operations on January 3, 2008.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class K	$1,000.00	$1,059.60	$3.46	$1,000.00	$1,021.71	$3.40	0.67%

[7]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense example reflects the net expenses of both the Fund and the Portfolio in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	13

Fund Summary as of September 30, 2014	BlackRock Large Cap Value Retirement Portfolio

Investment Objective

BlackRock Large Cap Value Retirement Portfolio’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2014, the Fund, through its investment in Master Large Cap Value Portfolio (the “Portfolio”), underperformed the benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

The Portfolio’s positioning within information technology (“IT”) was the largest detractor from performance, with positioning in semiconductors and hardware having the most significant negative impact. In particular, performance in the industries was constrained by underweight positions in select mega-cap stocks that outperformed. Financials was an additional source of weakness. Property & casualty insurers underperformed on signs that the pace of industry price increases had begun to decelerate, and the Portfolio has since reduced exposure to the group. The Portfolio’s bank holdings also lagged as broader volatility in interest rates, coupled with ongoing litigation expenses and regulatory pressures, dampened investor sentiment toward select large U.S. money center banks.

•

An underweight to semiconductor firm Intel Corp. was the leading individual detractor. A position in pulp & paper company Domtar Corp. also hurt relative returns, as disappointing earnings and pricing caused by competition from imports led to a sell-off in this deep-value name. Additional detractors included energy names BP PLC and Suncor Energy, Inc., as well as financial holdings Genworth Financial, Inc., Chubb Corp. and Citigroup, Inc.

•

Conversely, relative performance was supported by stock selection in the industrials and consumer staples sectors. The Portfolio’s airline holdings drove positive results within industrials, while food & staples retailing holdings had the greatest positive impact within consumer staples. Additional contributions came from auto component holdings within consumer discretionary and refiners within energy.

•

United Continental Holdings, Inc. and CVS Health Corp. were the largest individual contributors to the Portfolio’s performance. United Continental, and airlines generally, benefited from the optimal combination of industry consolidation, capacity discipline and healthy domestic demand growth. A decline in jet-fuel prices, typically an airline’s largest expense, provided an additional tailwind in the latter part of the 12-month period. CVS Health Corp. benefited from consistently strong earnings reports and the outlook for continued solid business execution as the company raised 2014 guidance and recent feedback from the field affirmed it is winning business from competing pharmacy benefit managers. Additional individual contributors included Marathon Petroleum Corp., TRW Automotive Holdings Corp. and Universal Health Services, Inc.

Describe recent portfolio activity.

•

During the 12-month period, the Portfolio increased exposure to IT, most notably in the hardware and semiconductor industries. The allocation to consumer staples increased as well, mainly within beverages. The Portfolio’s weighting in consumer discretionary decreased, largely in the media and auto components industries. Exposure to industrials and energy also declined, especially within machinery, aerospace & defense, and oil, gas & consumable fuels.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Portfolio ended the period with its largest sector overweight in IT, while utilities was the most significant underweight. More broadly, the Portfolio’s positioning reflects the investment advisor’s preference for cyclical stocks, particularly names poised to benefit from a rebound in U.S. capital expenditures, as well as financials, with the exception of real estate investment trusts. In more defensive areas of the market, the Portfolio is focused on stock-specific opportunities in consumer staples and health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

BlackRock Large Cap Value Retirement Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Portfolio, a series of Master Large Cap Series LLC. The Portfolio invests at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that the investment advisor selects from among these that are, at the time of purchase, included in the Russell 1000® Value Index.

[3]	This unmanaged index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2014
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	5 Years	Since Inception[6]
Class K	3.64%	18.23%	12.59%	4.10%
Russell 1000® Value Index	4.90	18.89	15.26	6.17

[5]	See “About Fund Performance” on page 16 for a detailed description of the share class, including any related sales charges and fees.

[6]	The Fund commenced operations on January 3, 2008.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class K	$1,000.00	$1,036.40	$3.42	$1,000.00	$1,021.71	$3.40	0.67%

[7]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Portfolio, the expense example reflects the net expenses of both the Fund and the Portfolio in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	15

About Fund Performance	BlackRock Large Cap Series Funds, Inc.

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Service Share performance results for BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund, prior to October 2, 2006, and for BlackRock Large Cap Core Fund, prior to September 24, 2007, are those of the applicable Fund’s Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“the Administrator”), the administrator of BlackRock Large Cap Core Fund, BlackRock Large Cap Core Retirement Portfolio, BlackRock Large Cap Growth Retirement Portfolio and BlackRock Large Cap Value Retirement Portfolio, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Administrator is under no obligation to waive and/or reimburse or continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 3 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including administration, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2014 and held through September 30, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (the “Portfolios”) may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Portfolios’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment, may result in lower distributions paid to shareholders and/or may cause a Portfolio to hold an investment that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

16	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Statements of Assets and Liabilities	BlackRock Large Cap Series Funds, Inc.

September 30, 2014	BlackRock Large Cap Core Fund	BlackRock Large Cap Growth Fund	BlackRock Large Cap Value Fund	BlackRock Large Cap Core Retirement Portfolio		BlackRock Large Cap Growth Retirement Portfolio	BlackRock Large Cap Value Retirement Portfolio

Assets
Investments at value — from the applicable Portfolio[1]	$1,767,711,386	$1,111,110,650	$806,403,677	$1,641,390		$1,058,891	$159,910,294
Withdrawals receivable from the Portfolio	2,503,723	1,533,184	1,705,980	—		—	39,246
Capital shares sold receivable	1,028,441	572,554	609,932	—		—	96,299
Receivable from administrator	73,703	—	—	5,527		4,741	9,812
Prepaid expenses	31,266	22,881	18,278	10,126		10,388	11,400

Total assets	1,771,348,519	1,113,239,269	808,737,867	1,657,043		1,074,020	160,067,051

Liabilities
Capital shares redeemed payable	3,532,165	2,105,738	2,315,912	—		—	135,545
Transfer agent fees payable	699,531	316,718	337,943	119		174	40,390
Service and distribution fees payable	529,604	282,164	273,004	—		—	—
Administration fees payable	369,671	231,510	136,348	—		—	—
Professional fees payable	24,516	23,654	25,520	21,678		18,917	19,031
Printing fees payable	23,040	15,875	12,203	972		2,397	4,225
Other affiliates payable	4,723	66,957	15,930	457		7	204
Officer’s fees payable	168	102	88	—		—	15
Other accrued expenses payable	3,574	3,409	3,382	2,046		2,044	2,724

Total liabilities	5,186,992	3,046,127	3,120,330	25,272		23,539	202,134

Net Assets	$1,766,161,527	$1,110,193,142	$805,617,537	$1,631,771		$1,050,481	$159,864,917

Net Assets Consist of
Paid-in capital	$1,425,499,848	$730,292,708	$1,215,095,860	—		$124,308	$115,138,483
Undistributed net investment income	5,525,645	1,346,506	5,196,499	$15,687		4,563	1,469,589
Accumulated net realized gain (loss) allocated from the Portfolio	(78,935,680)	123,237,375	(635,988,038)	2,087,197	[2]	172,197	25,562,315
Net unrealized appreciation/depreciation allocated from the Portfolio	414,071,714	255,316,553	221,313,216	(471,113)		749,413	17,694,530

Net Assets	$1,766,161,527	$1,110,193,142	$805,617,537	$1,631,771		$1,050,481	$159,864,917

[1] Investments at cost	$1,353,639,672	$855,794,097	$585,090,461	$2,112,503		$309,478	$142,215,764

[2] Includes the excess of capital shares redeemed over proceeds from capital shares sold and shares issued for reinvestment of dividends in the amount of $3,330,622.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	17

Statements of Assets and Liabilities (concluded)	BlackRock Large Cap Series Funds, Inc.

September 30, 2014	BlackRock Large Cap Core Fund	BlackRock Large Cap Growth Fund	BlackRock Large Cap Value Fund	BlackRock Large Cap Core Retirement Portfolio	BlackRock Large Cap Growth Retirement Portfolio	BlackRock Large Cap Value Retirement Portfolio

Net Asset Value
Institutional
Net assets	$503,034,948	$369,854,463	$184,690,750	—	—	—

Shares outstanding, $0.10 par value[3]	28,449,904	24,632,029	8,301,208	—	—	—

Net asset value	$17.68	$15.02	$22.25	—	—	—

Service
Net assets	$1,096,257	$1,912,168	$14,154,512	—	—	—

Shares outstanding, $0.10 par value[4]	62,482	127,825	641,438	—	—	—

Net asset value	$17.55	$14.96	$22.07	—	—	—

Investor A
Net assets	$810,944,212	$518,857,511	$352,267,324	—	—	—

Shares outstanding, $0.10 par value[5]	47,033,233	35,979,118	16,164,471	—	—	—

Net asset value	$17.24	$14.42	$21.79	—	—	—

Investor B
Net assets	$13,359,094	$2,770,551	$6,816,334	—	—	—

Shares outstanding, $0.10 par value[6]	838,856	214,123	334,872	—	—	—

Net asset value	$15.93	$12.94	$20.36	—	—	—

Investor C
Net assets	$394,764,944	$193,490,854	$204,311,529	—	—	—

Shares outstanding, $0.10 par value[7]	25,152,547	15,062,961	10,120,952	—	—	—

Net asset value	$15.69	$12.85	$20.19	—	—	—

Class R
Net assets	$42,962,072	$23,307,595	$43,377,088	—	—	—

Shares outstanding, $0.10 par value[8]	2,607,916	1,696,869	2,069,563	—	—	—

Net asset value	$16.47	$13.74	$20.96	—	—	—

Class K
Net assets	—	—	—	$1,631,771	$1,050,481	$159,864,917

Shares outstanding, $0.10 par value[9]	—	—	—	95,945	246,086	7,474,315

Net asset value	—	—	—	$17.01	$4.27	$21.39

[3] Shares Authorized — Institutional	400 million	100 million	400 million	—	—	—
[4] Shares Authorized — Service	50 million	50 million	50 million	—	—	—
[5] Shares Authorized — Investor A	300 million	100 million	400 million	—	—	—
[6] Shares Authorized — Investor B	200 million	200 million	200 million	—	—	—
[7] Shares Authorized — Investor C	400 million	100 million	400 million	—	—	—
[8] Shares Authorized — Class R	200 million	200 million	200 million	—	—	—
[9] Shares Authorized — Class K	—	—	—	200 million	200 million	200 million

See Notes to Financial Statements.

18	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Statements of Operations	BlackRock Large Cap Series Funds, Inc.

Year Ended September 30, 2014	BlackRock Large Cap Core Fund	BlackRock Large Cap Growth Fund	BlackRock Large Cap Value Fund	BlackRock Large Cap Core Retirement Portfolio	BlackRock Large Cap Growth Retirement Portfolio	BlackRock Large Cap Value Retirement Portfolio

Investment Income
Net investment income allocated from the applicable Portfolio:
Dividends — unaffiliated	$27,882,340	$15,850,646	$16,401,264	$88,349	$14,754	$2,951,802
Other income — affiliated	116,599	83,411	75,262	9,640	67	13,241
Dividends — affiliated	8,722	14,218	8,320	—	13	1,453
Securities lending — affiliated — net	3,620	10,979	847	39	12	143
Foreign taxes withheld	(175,598)	(91,589)	(92,723)	(152)	(85)	(16,729)
Expenses	(8,812,419)	(5,925,016)	(4,626,076)	(40,141)	(5,488)	(831,886)
Fees waived	17,946	28,521	14,962	76	25	2,678

Total income	19,041,210	9,971,170	11,781,856	57,811	9,298	2,120,702

Fund Expenses
Administration	4,406,013	2,767,951	2,149,299	—	—	—
Service — Service	2,624	4,418	35,453	—	—	—
Service — Investor A	2,000,284	1,235,073	921,290	—	—	—
Service and distribution — Investor B	177,648	37,286	82,541	—	—	—
Service and distribution — Investor C	3,950,754	1,886,772	2,108,662	—	—	—
Service and distribution — Class R	231,438	123,218	238,869	—	—	—
Transfer agent — Institutional	568,324	556,175	181,856	—	—	—
Transfer agent — Service	2,022	3,407	21,005	—	—	—
Transfer agent — Investor A	1,857,426	899,824	598,716	—	—	—
Transfer agent — Investor B	94,728	8,739	16,910	—	—	—
Transfer agent — Investor C	817,674	372,310	417,797	—	—	—
Transfer agent — Class R	79,473	44,859	84,426	—	—	—
Transfer agent — Class K	—	—	—	450	207	156,702
Registration	88,825	85,878	81,681	15,443	14,786	17,331
Printing	70,656	46,267	32,760	3,840	8,421	14,753
Professional	34,224	34,042	26,934	20,140	18,243	26,333
Officer	707	449	342	1	—	64
Miscellaneous	18,755	17,963	16,676	6,978	7,095	8,369

Total expenses	14,401,575	8,124,631	7,015,217	46,852	48,752	223,552
Less fees waived and/or reimbursed by administrator	—	—	(429,860)	(46,332)	(46,369)	—
Less transfer agent fees reimbursed — Investor A	(828,530)	—	—	—	—	—
Less transfer agent fees reimbursed — Investor B	(57,480)	—	—	—	—	—
Less transfer agent fees reimbursed — Class K	—	—	—	(396)	(207)	(21,458)

Total expenses after fees waived and/or reimbursed	13,515,565	8,124,631	6,585,357	124	2,176	202,094

Net investment income	5,525,645	1,846,539	5,196,499	57,687	7,122	1,918,608

Realized and Unrealized Gain (Loss) Allocated from the Applicable Portfolio
Net realized gain from investments and financial futures contracts	271,483,709	130,795,032	116,448,502	26,343,802	548,353	17,046,326
Net change in unrealized appreciation/depreciation on investments	22,348,388	70,848,709	16,911,264	(23,051,777)	(349,807)	6,116,167

Total realized and unrealized gain	293,832,097	201,643,741	133,359,766	3,292,025	198,546	23,162,493

Net Increase in Net Assets Resulting from Operations	$299,357,742	$203,490,280	$138,556,265	$3,349,712	$205,668	$25,081,101

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	19

Statements of Changes in Net Assets	BlackRock Large Cap Series Funds, Inc.

	BlackRock Large Cap Core Fund		BlackRock Large Cap Growth Fund
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$5,525,645	$8,612,065	$1,846,539	$4,401,790
Net realized gain	271,483,709	201,010,591	130,795,032	84,817,503
Net change in unrealized appreciation/depreciation	22,348,388	85,395,925	70,848,709	42,469,961

Net increase in net assets resulting from operations	299,357,742	295,018,581	203,490,280	131,689,254

Distributions to Shareholders From[1]
Net investment income:
Institutional	—	(10,378,743)	(500,033)	(5,073,393)
Service	—	(185)	—	(187,426)
Investor A	—	(11,473,397)	—	(7,269,585)
Investor B	—	(95,166)	—	(65,126)
Investor C	—	(2,487,652)	—	(1,983,615)
Class R	—	(564,840)	—	(420,926)
Net realized gain:
Institutional	—	—	(27,649,167)	(14,860,180)
Service	—	—	(102,614)	(637,431)
Investor A	—	—	(32,072,876)	(23,081,522)
Investor B	—	—	(303,232)	(454,536)
Investor C	—	—	(12,861,838)	(10,278,287)
Class R	—	—	(1,731,807)	(1,639,203)

Decrease in net assets resulting from distributions to shareholders	—	(24,999,983)	(75,221,567)	(65,951,230)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(230,046,220)	(230,598,517)	18,950,966	7,688,645

Net Assets
Total increase in net assets	69,311,522	39,420,081	147,219,679	73,426,669
Beginning of year	1,696,850,005	1,657,429,924	962,973,463	889,546,794

End of year	$1,766,161,527	$1,696,850,005	$1,110,193,142	$962,973,463

Undistributed net investment income, end of year	$5,525,645	—	$1,346,506	—

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Statements of Changes in Net Assets (continued)	BlackRock Large Cap Series Funds, Inc.

	BlackRock		BlackRock
	Large Cap Value Fund		Large Cap Core Retirement Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$5,196,499	$6,789,644	$57,687	$868,629
Net realized gain	116,448,502	107,517,914	26,343,802	13,884,841
Net change in unrealized appreciation/depreciation	16,911,264	63,563,859	(23,051,777)	(1,838,744)

Net increase in net assets resulting from operations	138,556,265	177,871,417	3,349,712	12,914,726

Distributions to Shareholders From[1]
Net investment income:
Institutional	—	(5,127,680)	—	—
Service	—	(544,205)	—	—
Investor A	—	(7,511,800)	—	—
Investor B	—	(99,626)	—	—
Investor C	—	(2,331,994)	—	—
Class R	—	(884,702)	—	—
Class K	—	—	(42,000)	(1,900,001)

Decrease in net assets resulting from distributions to shareholders	—	(16,500,007)	(42,000)	(1,900,001)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(153,437,496)	(299,975,034)	(71,896,943)	(22,015,118)

Net Assets
Total decrease in net assets	(14,881,231)	(138,603,624)	(68,589,231)	(11,000,393)
Beginning of year	820,498,768	959,102,392	70,221,002	81,221,395

End of year	$805,617,537	$820,498,768	$1,631,771	$70,221,002

Undistributed net investment income, end of year	$5,196,499	—	$15,687	—

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	21

Statements of Changes in Net Assets (concluded)	BlackRock Large Cap Series Funds, Inc.

	BlackRock		BlackRock
	Large Cap Growth Retirement Portfolio		Large Cap Value Retirement Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$7,122	$17,768	$1,918,608	$1,691,480
Net realized gain	548,353	674,823	17,046,326	13,735,681
Net change in unrealized appreciation/depreciation	(349,807)	(524,337)	6,116,167	8,276,350

Net increase in net assets resulting from operations	205,668	168,254	25,081,101	23,703,511

Distributions to Shareholders From[1]
Net investment income:
Class K	(2,559)	(260,000)	(1,008,006)	(2,300,006)
Net realized gains:
Class K	(736,831)	(758,868)	(6,968,371)	—

Decrease in net assets resulting from distributions to shareholders	(739,390)	(1,018,868)	(7,976,377)	(2,300,006)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	302,550	(110,476)	8,838,873	8,881,427

Net Assets
Total increase (decrease) in net assets	(231,172)	(961,090)	25,943,597	30,284,932
Beginning of year	1,281,653	2,242,743	133,921,320	103,636,388

End of year	$1,050,481	$1,281,653	$159,864,917	$133,921,320

Undistributed net investment income, end of year	$4,563	—	$1,469,589	$558,987

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Financial Highlights	BlackRock Large Cap Core Fund

	Institutional
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.85	$12.64	$9.84	$10.11	$9.68

Net investment income[1]	0.12	0.12	0.16	0.07	0.06
Net realized and unrealized gain (loss)	2.71	2.36	2.73	(0.28)	0.49

Net increase (decrease) from investment operations	2.83	2.48	2.89	(0.21)	0.55

Distributions from net investment income[2]	—	(0.27)	(0.09)	(0.06)	(0.12)

Net asset value, end of year	$17.68	$14.85	$12.64	$9.84	$10.11

Total Return[3]
Based on net asset value	19.06%	20.00%	29.55%	(2.16)%	5.69%

Ratios to Average Net Assets[4]
Total expenses	0.88%[5]	0.88%[5]	0.77%[5,6]	1.05%[5]	0.98%

Total expenses after fees waived and/or reimbursed	0.87%[5]	0.88%[5]	0.77%[5,6]	1.05%[5]	0.98%

Net investment income	0.70%[5]	0.90%[5]	1.41%[5,6]	0.58%[5]	0.63%

Supplemental Data
Net assets, end of year (000)	$503,035	$527,236	$513,245	$489,847	$646,562

Portfolio turnover rate of the Portfolio	40%	50%	128%	129%	173%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[6]

Includes a non-recurring expense adjustment, which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income. Excluding this adjustment, the ratios would have been 0.90%, 0.90% and 1.28%, respectively.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	23

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Service
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.78	$12.39	$9.60	$9.89	$9.47

Net investment income[1]	0.06	0.07	0.11	0.04	0.05
Net realized and unrealized gain (loss)	2.71	2.33	2.68	(0.27)	0.47

Net increase (decrease) from investment operations	2.77	2.40	2.79	(0.23)	0.52

Distributions from net investment income[2]	—	(0.01)	—	(0.06)	(0.10)

Net asset value, end of year	$17.55	$14.78	$12.39	$9.60	$9.89

Total Return[3]
Based on net asset value	18.74%	19.42%	29.06%	(2.41)%	5.53%

Ratios to Average Net Assets[4]
Total expenses	1.20%[5]	1.20%[5]	1.05%[5]	1.25%[5]	1.12%

Total expenses after fees waived and/or reimbursed	1.20%[5]	1.20%[5]	1.05%[5]	1.25%[5]	1.12%

Net investment income	0.38%[5]	0.55%[5]	0.96%[5]	0.39%[5]	0.49%

Supplemental Data
Net assets, end of year (000)	$1,096	$968	$1,578	$270	$369

Portfolio turnover rate of the Portfolio	40%	50%	128%	129%	173%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

24	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Investor A
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.52	$12.34	$9.61	$9.88	$9.46

Net investment income[1]	0.07	0.09	0.12	0.06	0.05
Net realized and unrealized gain (loss)	2.65	2.30	2.65	(0.28)	0.47

Net increase (decrease) from investment operations	2.72	2.39	2.77	(0.22)	0.52

Distributions from net investment income[2]	—	(0.21)	(0.04)	(0.05)	(0.10)

Net asset value, end of year	$17.24	$14.52	$12.34	$9.61	$9.88

Total Return[3]
Based on net asset value	18.73%	19.71%	28.96%	(2.24)%	5.50%

Ratios to Average Net Assets[4]
Total expenses	1.24%[5]	1.26%[5]	1.28%[5]	1.23%[5]	1.25%

Total expenses after fees waived and/or reimbursed	1.14%[5]	1.14%[5]	1.14%[5]	1.14%[5]	1.14%

Net investment income	0.44%[5]	0.65%[5]	1.04%[5]	0.48%[5]	0.47%

Supplemental Data
Net assets, end of year (000)	$810,944	$732,669	$696,484	$634,822	$973,066

Portfolio turnover rate of the Portfolio	40%	50%	128%	129%	173%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	25

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Investor B
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.52	$11.43	$8.93	$9.22	$8.82

Net investment income (loss)[1]	(0.06)	(0.02)	0.03	(0.04)	(0.03)
Net realized and unrealized gain (loss)	2.47	2.15	2.47	(0.25)	0.45

Net increase (decrease) from investment operations	2.41	2.13	2.50	(0.29)	0.42

Distributions from net investment income[2]	—	(0.04)	—	—	(0.02)

Net asset value, end of year	$15.93	$13.52	$11.43	$8.93	$9.22

Total Return[3]
Based on net asset value	17.83%	18.65%	28.00%	(3.15)%	4.71%

Ratios to Average Net Assets[4]
Total expenses	2.29%[5]	2.30%[5]	2.18%[5]	2.14%[5]	2.16%

Total expenses after fees waived and/or reimbursed	1.97%[5]	1.97%[5]	1.96%[5]	1.97%[5]	1.97%

Net investment income (loss)	(0.39)%[5]	(0.15)%[5]	0.24%[5]	(0.34)%[5]	(0.35)%

Supplemental Data
Net assets, end of year (000)	$13,359	$21,835	$33,719	$47,836	$78,876

Portfolio turnover rate of the Portfolio	40%	50%	128%	129%	173%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

26	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Financial Highlights (continued)	BlackRock Large Cap Core Fund

	Investor C
	Year Ended September 30,
	2014	2013	2012		2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.32	$11.31	$8.85		$9.13	$8.76

Net investment income (loss)[1]	(0.06)	(0.03)	0.02		(0.04)	(0.04)
Net realized and unrealized gain (loss)	2.43	2.12	2.44		(0.24)	0.44

Net increase (decrease) from investment operations	2.37	2.09	2.46		(0.28)	0.40

Distributions from net investment income[2]	—	(0.08)	—		—	(0.03)

Net asset value, end of year	$15.69	$13.32	$11.31		$8.85	$9.13

Total Return[3]
Based on net asset value	17.79%	18.62%	27.80%		(3.07)%	4.51%

Ratios to Average Net Assets[4]
Total expenses	1.97%[5]	2.01%[5]	1.97	%[5],[6]	2.00%[5]	2.02%

Total expenses after fees waived and/or reimbursed	1.97%[5]	2.01%[5]	1.97	%[5],[6]	2.00%[5]	2.02%

Net investment income (loss)	(0.39)%[5]	(0.22)%[5]	0.22	%[5],[6]	(0.38)%[5]	(0.41)%

Supplemental Data
Net assets, end of year (000)	$394,765	$369,812	$363,613		$393,172	$594,396

Portfolio turnover rate of the Portfolio	40%	50%	128%		129%	173%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[6]

Includes a non-recurring expense adjustment, which impacted the ratios for total expenses, total expenses after fees waived and/or reimbursed and net investment income. Excluding this adjustment, the ratios would have been 2.05%, 2.05% and 0.14%, respectively.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	27

Financial Highlights (concluded)	BlackRock Large Cap Core Fund

	Class R
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.91	$11.81	$9.19	$9.46	$9.06

Net investment income[1]	0.02	0.04	0.07	0.01	0.01
Net realized and unrealized gain (loss)	2.54	2.21	2.55	(0.26)	0.45

Net increase (decrease) from investment operations	2.56	2.25	2.62	(0.25)	0.46

Distributions from net investment income[2]	—	(0.15)	—	(0.02)	(0.06)

Net asset value, end of year	$16.47	$13.91	$11.81	$9.19	$9.46

Total Return[3]
Based on net asset value	18.40%	19.26%	28.51%	(2.68)%	5.09%

Ratios to Average Net Assets[4]
Total expenses	1.43%[5]	1.48%[5]	1.53%[5]	1.51%[5]	1.54%

Total expenses after fees waived and/or reimbursed	1.43%[5]	1.48%[5]	1.53%[5]	1.51%[5]	1.54%

Net investment income	0.15%[5]	0.32%[5]	0.66%[5]	0.12%[5]	0.07%

Supplemental Data
Net assets, end of year (000)	$42,962	$44,330	$48,790	$49,665	$80,950

Portfolio turnover rate of the Portfolio	40%	50%	128%	129%	173%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

28	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Financial Highlights	BlackRock Large Cap Growth Fund

	Institutional
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.32	$12.50	$9.57	$9.54	$8.92

Net investment income[1]	0.07	0.10	0.14	0.06	0.03
Net realized and unrealized gain (loss)	2.63	1.65	2.83	(0.03)	0.62

Net increase from investment operations	2.70	1.75	2.97	0.03	0.65

Distributions from:[2]
Net investment income	(0.02)	(0.24)	(0.04)	—	(0.03)
Net realized gain	(0.98)	(0.69)	—	—	—

Total distributions	(1.00)	(0.93)	(0.04)	—	(0.03)

Net asset value, end of year	$15.02	$13.32	$12.50	$9.57	$9.54

Total Return[3]
Based on net asset value	21.16%	15.33%	31.16%	0.31%	7.25%

Ratios to Average Net Assets[4]
Total expenses	0.94%[5]	0.96%[5]	0.97%[5]	0.96%[5]	1.01%

Net investment income	0.50%[5]	0.81%[5]	1.19%[5]	0.52%[5]	0.28%

Supplemental Data
Net assets, end of year (000)	$369,854	$311,127	$267,083	$300,111	$66,857

Portfolio turnover rate of the Portfolio	49%	54%	132%	169%	232%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	29

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Service
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.18	$12.38	$9.48	$9.47	$8.87

Net investment income[1]	0.03	0.07	0.09	0.03	0.01
Net realized and unrealized gain (loss)	2.60	1.62	2.82	(0.02)	0.61

Net increase from investment operations	2.63	1.69	2.91	0.01	0.62

Distributions from:[2]
Net investment income	—	(0.20)	(0.01)	—	(0.02)
Net realized gain	(0.85)	(0.69)	—	—	—

Total distributions	(0.85)	(0.89)	(0.01)	—	(0.02)

Net asset value, end of year	$14.96	$13.18	$12.38	$9.48	$9.47

Total Return[3]
Based on net asset value	20.77%	14.98%	30.67%	0.11%	6.97%

Ratios to Average Net Assets[4]
Total expenses	1.24%[5]	1.23%[5]	1.33%[5]	1.16%[5]	1.22%

Net investment income	0.19%[5]	0.62%[5]	0.81%[5]	0.29%[5]	0.07%

Supplemental Data
Net assets, end of year (000)	$1,912	$1,624	$11,865	$10,734	$11,299

Portfolio turnover rate of the Portfolio	49%	54%	132%	169%	232%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

30	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Investor A
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.82	$12.09	$9.26	$9.26	$8.68

Net investment income (loss)[1]	0.03	0.06	0.10	0.02	(0.00)[2]
Net realized and unrealized gain (loss)	2.52	1.58	2.75	(0.02)	0.60

Net increase from investment operations	2.55	1.64	2.85	—	0.60

Distributions from:[3]
Net investment income	—	(0.22)	(0.02)	—	(0.02)
Net realized gain	(0.95)	(0.69)	—	—	—

Total distributions	(0.95)	(0.91)	(0.02)	—	(0.02)

Net asset value, end of year	$14.42	$12.82	$12.09	$9.26	$9.26

Total Return[4]
Based on net asset value	20.82%	14.90%	30.78%	0.00%	6.86%

Ratios to Average Net Assets[5]
Total expenses	1.23%[6]	1.25%[6]	1.26%[6]	1.27%[6]	1.31%

Net investment income (loss)	0.20%[6]	0.54%[6]	0.90%[6]	0.21%[6]	(0.01)%

Supplemental Data
Net assets, end of year (000)	$518,858	$449,729	$405,154	$318,230	$254,354

Portfolio turnover rate of the Portfolio	49%	54%	132%	169%	232%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	31

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Investor B
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$11.56	$10.96	$8.45	$8.52	$8.03

Net investment loss[1]	(0.07)	(0.03)	(0.00)[2]	(0.06)	(0.07)
Net realized and unrealized gain (loss)	2.27	1.42	2.51	(0.01)	0.56

Net increase (decrease) from investment operations	2.20	1.39	2.51	(0.07)	0.49

Distributions from:[3]
Net investment income	—	(0.10)	—	—	—
Net realized gain	(0.82)	(0.69)	—	—	—

Total distributions	(0.82)	(0.79)	—	—	—

Net asset value, end of year	$12.94	$11.56	$10.96	$8.45	$8.52

Total Return[4]
Based on net asset value	19.87%	13.92%	29.70%	(0.82)%	6.10%

Ratios to Average Net Assets[5]
Total expenses	2.04%[6]	2.14%[6]	2.13%[6]	2.08%[6]	2.11%

Total expenses after fees waived and/or reimbursed	2.03%[6]	2.14%[6]	2.13%[6]	2.08%[6]	2.11%

Net investment loss	(0.60)%[6]	(0.30)%[6]	(0.01)%[6]	(0.61)%[6]	(0.81)%

Supplemental Data
Net assets, end of year (000)	$2,771	$4,656	$7,826	$10,372	$14,937

Portfolio turnover rate of the Portfolio	49%	54%	132%	169%	232%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

32	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Financial Highlights (continued)	BlackRock Large Cap Growth Fund

	Investor C
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$11.52	$10.95	$8.44	$8.51	$8.03

Net investment income (loss)[1]	(0.07)	(0.03)	0.01	(0.06)	(0.07)
Net realized and unrealized gain (loss)	2.27	1.42	2.50	(0.01)	0.55

Net increase (decrease) from investment operations	2.20	1.39	2.51	(0.07)	0.48

Distributions from:[2]
Net investment income	—	(0.13)	—	—	—
Net realized gain	(0.87)	(0.69)	—	—	—

Total distributions	(0.87)	(0.82)	—	—	—

Net asset value, end of year	$12.85	$11.52	$10.95	$8.44	$8.51

Total Return[3]
Based on net asset value	19.96%	14.02%	29.74%	(0.82)%	5.98%

Ratios to Average Net Assets[4]
Total expenses	2.00%[5]	2.04%[5]	2.07%[5]	2.05%[5]	2.12%

Net investment income (loss)	(0.57)%[5]	(0.24)%[5]	0.09%[5]	(0.60)%[5]	(0.82)%

Supplemental Data
Net assets, end of year (000)	$193,491	$171,430	$167,518	$129,227	$121,936

Portfolio turnover rate of the Portfolio	49%	54%	132%	169%	232%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	33

Financial Highlights (concluded)	BlackRock Large Cap Growth Fund

	Class R
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$12.25	$11.58	$8.88	$8.91	$8.36

Net investment income (loss)[1]	(0.01)	0.03	0.06	(0.01)	(0.03)
Net realized and unrealized gain (loss)	2.41	1.51	2.64	(0.02)	0.58

Net increase (decrease) from investment operations	2.40	1.54	2.70	(0.03)	0.55

Distributions from:[2]
Net investment income	—	(0.18)	—	—	—
Net realized gain	(0.91)	(0.69)	—	—	—

Total distributions	(0.91)	(0.87)	—	—	—

Net asset value, end of year	$13.74	$12.25	$11.58	$8.88	$8.91

Total Return[3]
Based on net asset value	20.50%	14.61%	30.41%	(0.34)%	6.58%

Ratios to Average Net Assets[4]
Total expenses	1.48%[5]	1.54%[5]	1.56%[5]	1.60%[5]	1.65%

Net investment income (loss)	(0.05)%[5]	0.27%[5]	0.57%[5]	(0.12)%[5]	(0.35)%

Supplemental Data
Net assets, end of year (000)	$23,308	$24,408	$30,101	$30,868	$50,093

Portfolio turnover rate of the Portfolio	49%	54%	132%	169%	232%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

34	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Financial Highlights	BlackRock Large Cap Value Fund

	Institutional
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$18.85	$15.75	$12.74	$13.51	$13.16

Net investment income[1]	0.22	0.21	0.20	0.12	0.11
Net realized and unrealized gain (loss)	3.18	3.25	2.94	(0.75)	0.40

Net increase (decrease) from investment operations	3.40	3.46	3.14	(0.63)	0.51

Distributions from net investment income[2]	—	(0.36)	(0.13)	(0.14)	(0.16)

Net asset value, end of year	$22.25	$18.85	$15.75	$12.74	$13.51

Total Return[3]
Based on net asset value	18.04%	22.38%	24.84%	(4.82)%	3.88%

Ratios to Average Net Assets[4]
Total expenses	0.89%[5]	1.00%[5]	0.96%	1.03%	1.03%

Total expenses after fees waived and/or reimbursed	0.84%[5]	0.94%[5]	0.95%	1.03%	1.03%

Net investment income	1.07%[5]	1.19%[5]	1.33%	0.81%	0.85%

Supplemental Data
Net assets, end of year (000)	$184,691	$190,423	$251,764	$364,624	$737,610

Portfolio turnover rate of the Portfolio	32%	40%	147%	156%	183%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	35

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Service
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$18.75	$15.67	$12.71	$13.48	$13.13

Net investment income[1]	0.16	0.16	0.15	0.10	0.09
Net realized and unrealized gain (loss)	3.16	3.23	2.94	(0.75)	0.40

Net increase (decrease) from investment operations	3.32	3.39	3.09	(0.65)	0.49

Distributions from net investment income[2]	—	(0.31)	(0.13)	(0.12)	(0.14)

Net asset value, end of year	$22.07	$18.75	$15.67	$12.71	$13.48

Total Return[3]
Based on net asset value	17.71%	21.98%	24.43%	(4.95)%	3.75%

Ratios to Average Net Assets[4]
Total expenses	1.20%[5]	1.23%[5]	1.27%	1.17%	1.18%

Total expenses after fees waived and/or reimbursed	1.15%[5]	1.18%[5]	1.25%	1.17%	1.18%

Net investment income	0.76%[5]	0.93%[5]	0.99%	0.64%	0.70%

Supplemental Data
Net assets, end of year (000)	$14,155	$13,296	$28,746	$29,586	$30,564

Portfolio turnover rate of the Portfolio	32%	40%	147%	156%	183%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

36	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Investor A
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$18.52	$15.48	$12.53	$13.29	$12.92

Net investment income[1]	0.15	0.15	0.14	0.08	0.09
Net realized and unrealized gain (loss)	3.12	3.21	2.90	(0.74)	0.40

Net increase (decrease) from investment operations	3.27	3.36	3.04	(0.66)	0.49

Distributions from net investment income[2]	—	(0.32)	(0.09)	(0.10)	(0.12)

Net asset value, end of year	$21.79	$18.52	$15.48	$12.53	$13.29

Total Return[3]
Based on net asset value	17.66%	22.07%	24.38%	(5.04)%	3.75%

Ratios to Average Net Assets[4]
Total expenses	1.22%[5]	1.26%[5]	1.27%	1.24%	1.23%

Total expenses after fees waived and/or reimbursed	1.17%[5]	1.21%[5]	1.26%	1.24%	1.23%

Net investment income	0.74%[5]	0.91%[5]	0.99%	0.57%	0.67%

Supplemental Data
Net assets, end of year (000)	$352,267	$353,445	$392,575	$479,707	$756,124

Portfolio turnover rate of the Portfolio	32%	40%	147%	156%	183%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	37

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Investor B
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$17.44	$14.52	$11.78	$12.52	$12.18

Net investment income (loss)[1]	(0.01)	0.00 [2]	0.01	(0.04)	(0.03)
Net realized and unrealized gain (loss)	2.93	3.03	2.73	(0.70)	0.37

Net increase (decrease) from investment operations	2.92	3.03	2.74	(0.74)	0.34

Distributions from net investment income[3]	—	(0.11)	—	—	—

Net asset value, end of year	$20.36	$17.44	$14.52	$11.78	$12.52

Total Return[4]
Based on net asset value	16.74%	20.98%	23.26%	(5.91)%	2.79%

Ratios to Average Net Assets[5]
Total expenses	2.01%[6]	2.20%[6]	2.21%	2.12%	2.14%

Total expenses after fees waived and/or reimbursed	1.96%[6]	2.15%[6]	2.20%	2.12%	2.14%

Net investment income (loss)	(0.05)%[6]	0.00%[6]	0.07%	(0.31)%	(0.24)%

Supplemental Data
Net assets, end of year (000)	$6,816	$9,377	$15,404	$22,168	$37,720

Portfolio turnover rate of the Portfolio	32%	40%	147%	156%	183%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

38	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Financial Highlights (continued)	BlackRock Large Cap Value Fund

	Investor C
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$17.29	$14.45	$11.72	$12.44	$12.13

Net investment income (loss)[1]	(0.01)	0.02	0.02	(0.04)	(0.03)
Net realized and unrealized gain (loss)	2.91	2.99	2.71	(0.68)	0.36

Net increase (decrease) from investment operations	2.90	3.01	2.73	(0.72)	0.33

Distributions from net investment income[2]	—	(0.17)	—	—	(0.02)

Net asset value, end of year	$20.19	$17.29	$14.45	$11.72	$12.44

Total Return[3]
Based on net asset value	16.77%	21.06%	23.29%	(5.79)%	2.74%

Ratios to Average Net Assets[4]
Total expenses	2.01%[5]	2.07%[5]	2.12%	2.10%	2.11%

Total expenses after fees waived and/or reimbursed	1.95%[5]	2.02%[5]	2.11%	2.10%	2.11%

Net investment income (loss)	(0.05)%[5]	0.09%[5]	0.14%	(0.29)%	(0.22)%

Supplemental Data
Net assets, end of year (000)	$204,312	$204,690	$210,681	$220,527	$298,040

Portfolio turnover rate of the Portfolio	32%	40%	147%	156%	183%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	39

Financial Highlights (concluded)	BlackRock Large Cap Value Fund

	Class R
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$17.86	$14.92	$12.08	$12.81	$12.48

Net investment income[1]	0.09	0.10	0.09	0.04	0.04
Net realized and unrealized gain (loss)	3.01	3.09	2.80	(0.72)	0.38

Net increase (decrease) from investment operations	3.10	3.19	2.89	(0.68)	0.42

Distributions from net investment income[2]	—	(0.25)	(0.05)	(0.05)	(0.09)

Net asset value, end of year	$20.96	$17.86	$14.92	$12.08	$12.81

Total Return[3]
Based on net asset value	17.36%	21.70%	23.98%	(5.32)%	3.35%

Ratios to Average Net Assets[4]
Total expenses	1.48%[5]	1.54%[5]	1.57%	1.56%	1.60%

Total expenses after fees waived and/or reimbursed	1.43%[5]	1.49%[5]	1.56%	1.56%	1.60%

Net investment income	0.48%[5]	0.63%[5]	0.70%	0.25%	0.29%

Supplemental Data
Net assets, end of year (000)	$43,377	$49,267	$59,934	$67,672	$115,763

Portfolio turnover rate of the Portfolio	32%	40%	147%	156%	183%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

40	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Financial Highlights	BlackRock Large Cap Core Retirement Portfolio

	Class K
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.69	$12.51	$9.78	$10.06	$9.61

Net investment income[1]	0.11	0.16	0.18	0.11	0.09
Net realized and unrealized gain (loss)	2.68	2.32	2.69	(0.28)	0.49

Net increase (decrease) from investment operations	2.79	2.48	2.87	(0.17)	0.58

Distributions from net investment income[2]	(0.47)	(0.30)	(0.14)	(0.11)	(0.13)

Net asset value, end of year	$17.01	$14.69	$12.51	$9.78	$10.06

Total Return[3]
Based on net asset value	19.33%	20.27%	29.67%	(1.81)%	6.01%

Ratios to Average Net Assets[4]
Total expenses	1.08%[5]	0.59%[5]	0.60%[5]	0.67%[5]	0.68%

Total expenses after fees waived and/or reimbursed	0.50%[5]	0.59%[5]	0.59%[5]	0.67%[5]	0.67%

Net investment income	0.72%[5]	1.21%[5]	1.59%[5]	0.96%[5]	0.93%

Supplemental Data
Net assets, end of year (000)	$1,632	$70,221	$81,221	$129,491	$113,241

Portfolio turnover rate of the Portfolio	40%	50%	128%	129%	173%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	41

Financial Highlights	BlackRock Large Cap Growth Retirement Portfolio

	Class K
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$7.86	$12.78	$9.53	$9.54	$8.93

Net investment income[1]	0.03	0.10	0.15	0.08	0.06
Net realized and unrealized gain (loss)	1.04	0.86	3.19	(0.01)	0.61

Net increase from investment operations	1.07	0.96	3.34	0.07	0.67

Distributions from:[2]
Net investment income	(0.02)	(1.50)	(0.09)	(0.08)	(0.06)
Net realized gains	(4.64)	(4.38)	—	—	—

Total distributions	(4.66)	(5.88)	(0.09)	(0.08)	(0.06)

Net asset value, end of year	$4.27	$7.86	$12.78	$9.53	$9.54

Total Return[3]
Based on net asset value	20.89%	16.60%	35.29%	0.68%	7.46%

Ratios to Average Net Assets[4]
Total expenses	5.25%[5]	2.83%[5]	0.70%[5]	0.71%[5]	0.79%

Total expenses after fees waived and/or reimbursed	0.74%[5]	0.67%[5]	0.64%[5]	0.67%[5]	0.67%

Net investment income	0.69%[5]	1.23%[5]	1.35%[5]	0.77%[5]	0.62%

Supplemental Data
Net assets, end of year (000)	$1,050	$1,282	$2,243	$100,169	$86,662

Portfolio turnover rate of the Portfolio	49%	54%	132%	169%	232%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

42	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Financial Highlights	BlackRock Large Cap Value Retirement Portfolio

	Class K
	Year Ended September 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$19.12	$15.93	$12.91	$13.67	$13.28

Net investment income[1]	0.25	0.25	0.24	0.17	0.17
Net realized and unrealized gain (loss)	3.12	3.30	2.99	(0.76)	0.39

Net increase (decrease) from investment operations	3.37	3.55	3.23	(0.59)	0.56

Distributions from:[2]
Net investment income	(0.14)	(0.36)	(0.21)	(0.17)	(0.17)
Net realized gain	(0.96)	—	—	—	—

Total distributions	(1.10)	(0.36)	(0.21)	(0.17)	(0.17)

Net asset value, end of year	$21.39	$19.12	$15.93	$12.91	$13.67

Total Return[3]
Based on net asset value	18.23%	22.71%	25.23%	(4.44)%	4.23%

Ratios to Average Net Assets[4]
Total expenses	0.68%[5]	0.68%[5]	0.67%	0.70%	0.72%

Total expenses after reimbursement	0.67%[5]	0.67%[5]	0.62%	0.67%	0.67%

Net investment income	1.24%[5]	1.42%[5]	1.63%	1.13%	1.21%

Supplemental Data
Net assets, end of year (000)	$159,865	$133,921	$103,636	$144,964	$166,883

Portfolio turnover rate of the Portfolio	32%	40%	147%	156%	183%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[5]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	43

Notes to Financial Statements	BlackRock Large Cap Series Funds, Inc.

1. Organization:

BlackRock Large Cap Core Fund (“Large Cap Core”), BlackRock Large Cap Growth Fund (“Large Cap Growth”), BlackRock Large Cap Value Fund (“Large Cap Value”), BlackRock Large Cap Core Retirement Portfolio (“Large Cap Core Retirement”), BlackRock Large Cap Growth Retirement Portfolio (“Large Cap Growth Retirement”) and BlackRock Large Cap Value Retirement Portfolio (“Large Cap Value Retirement”) (collectively, the “Feeder Funds” or individually, a “Feeder Fund”) are each a series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. Each Feeder Fund is classified as diversified. The Feeder Funds seek to achieve their investment objectives by investing all of their assets in the corresponding master portfolios (individually, a “Portfolio” or collectively, the “Portfolios”) of Master Large Cap Series LLC (the “Master LLC”), an affiliate of the Feeder Funds. Large Cap Core and Large Cap Core Retirement invest all of their assets in Master Large Cap Core Portfolio. Large Cap Growth and Large Cap Growth Retirement invest all of their assets in Master Large Cap Growth Portfolio. Large Cap Value and Large Cap Value Retirement invest all of their assets in Master Large Cap Value Portfolio. Each Portfolio has the same investment objective and strategies as the corresponding Feeder Fund. The value of a Feeder Fund’s investment in the applicable Portfolio reflects the Feeder Fund’s proportionate interest in the net assets of such Portfolio. The performance of a Feeder Fund is directly affected by the performance of the applicable Portfolio. At September 30, 2014, the percentages of Master Large Cap Core Portfolio owned by Large Cap Core and Large Cap Core Retirement were 75.7% and 0.1%, respectively, the percentages of Master Large Cap Growth Portfolio owned by Large Cap Growth and Large Cap Growth Retirement were 96.1% and 0.1%, respectively, and the percentages of Master Large Cap Value Portfolio owned by Large Cap Value and Large Cap Value Retirement were 83.4% and 16.5%, respectively. As such, the financial statements of the Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements.

Large Cap Core, Large Cap Growth and Large Cap Value each offer multiple classes of shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Large Cap Core Retirement, Large Cap Growth Retirement and Large Cap Value Retirement each offer Class K Shares. Class K Shares are not subject to any sales charge and are only available to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

2. Significant Accounting Policies:

The Feeder Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates. Each Feeder Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Feeder Funds:

Valuation: The Feeder Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Feeder Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Feeder Fund’s policy is to fair value its financial instruments at market value. Each Feeder Fund records its investments in the corresponding Portfolio at fair value based on the Feeder Fund’s proportionate interest in the net assets of the Portfolio. Valuation of securities held by a Portfolio is discussed in Note 2 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the corresponding Portfolio are accounted for on a trade date basis. The Feeder Funds record daily their proportionate share of the corresponding Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each Feeder Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Feeder Funds are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Feeder Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Feeder Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Feeder Fund’s current earnings and profits but greater

44	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 4, Income Tax Information, for the tax character of each Feeder Fund’s distributions paid during the period.

Other: Expenses directly related to a Feeder Fund or its classes are charged to that Feeder Fund or the applicable class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to a Feeder Fund and other shared expenses pro-rated to a Feeder Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation, on behalf of the Feeder Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Large Cap Core, Large Cap Growth and Large Cap Value each pay the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of such Feeder Fund’s net assets. The Feeder Funds do not pay an investment advisory fee or investment management fee. With respect to Large Cap Core Retirement, Large Cap Growth Retirement and Large Cap Value Retirement, the Administrator does not receive an administration fee.

With respect to Large Cap Core, Large Cap Core Retirement, Large Cap Growth Retirement and Large Cap Value Retirement, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Feeder Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

	Investor A	Investor B	Class K
Large Cap Core	1.14%	1.97%	—
Large Cap Core Retirement	—	—	0.67%
Large Cap Growth Retirement	—	—	0.67%
Large Cap Value Retirement	—	—	0.67%

The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015, unless approved by the Board of Directors of the Corporation (the “Board”), including a majority of the independent directors. These amounts waived and/or reimbursed, if any, are shown as fees waived and/or reimbursed by administrator and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations.

With respect to Large Cap Value, the Administrator voluntarily agreed to waive 0.05%, as a percentage of average daily net assets, of the administration fee payable. This voluntary waiver may be reduced or discontinued at any time without notice. This amount waived, if any, is shown as fees waived and/or reimbursed by administrator, in the Statements of Operations.

The Corporation, on behalf of Large Cap Core, Large Cap Growth and Large Cap Value, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Feeder Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Feeder Fund as follows:

	Service	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75%	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each of Large Cap Core, Large Cap Growth and Large Cap Value. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	45

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Feeder Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2014, the Feeder Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C
Large Cap Core	$103,519	$1,650	$103	—
Large Cap Growth	$410,315	$370	$2,175	—
Large Cap Value	$25,480	$1,157	$16,022	$94

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Feeder Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Feeder Fund shares. For the year ended September 30, 2014, the Feeder Funds reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Class K
Large Cap Core	$31,045	$8	$225,978	$14,086	$5,377	$258	—
Large Cap Growth	$1,385	$603	$7,979	$437	$2,049	$198	—
Large Cap Value	$693	$4,281	$28,877	$1,323	$1,005	$445	—
Large Cap Core Retirement	—	—	—	—	—	—	$184
Large Cap Growth Retirement	—	—	—	—	—	—	$21
Large Cap Value Retirement	—	—	—	—	—	—	$219

For the year ended September 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Feeder Funds’ Investor A Shares as follows:

	Large Cap Core	Large Cap Growth	Large Cap Value
Investor A	$59,432	$90,609	$12,682

For the year ended September 30, 2014, affiliates received the following CDSCs as follows:

	Investor A	Investor B	Investor C
Large Cap Core	$3,156	$2,583	$21,435
Large Cap Growth	$5,215	$882	$12,607
Large Cap Value	$3,603	$966	$4,648

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Feeder Funds reimburse the Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Officer in the Statements of Operations.

4. Income Tax Information:

It is each Feeder Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Feeder Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Feeder Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on each Feeder Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Feeder Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

46	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of September 30, 2014, the following permanent differences attributable to the income recognized from partnership interests were reclassified to the following accounts:

	Large Cap Core	Large Cap Core Retirement	Large Cap Growth Retirement
Paid-in capital	$(440,955)	$14,650	$200,152
Accumulated net realized gain (loss) allocated from the Portfolio	$440,955	$(14,650)	$(200,152)

The tax character of distributions paid was as follows:

	Large Cap Core	Large Cap Growth	Large Cap Value	Large Cap Core Retirement	Large Cap Growth Retirement	Large Cap Value Retirement
Ordinary income
9/30/14	—	$10,182,927	—	$42,000	$90,251	$1,048,680
9/30/13	$24,999,983	31,213,798	$16,500,007	1,900,001	333,327	2,300,006
Long-term capital gains
9/30/14	—	65,038,640	—	—	649,139	6,927,697
9/30/13	—	34,737,432	—	—	685,541	—
Total
9/30/14	—	$75,221,567	—	$42,000	$739,390	$7,976,377

9/30/13	$24,999,983	$65,951,230	$16,500,007	$1,900,001	$1,018,868	$2,300,006

As of September 30, 2014, the tax components of accumulated net earnings (losses) were as follows:

	Large Cap Core	Large Cap Growth	Large Cap Value	Large Cap Core Retirement	Large Cap Growth Retirement	Large Cap Value Retirement
Undistributed ordinary income	$5,525,645	$23,370,936	$5,196,499	$15,687	$51,659	$2,865,895
Undistributed long-term capital gains	—	102,029,285	—	4,597,873	523,259	14,112,166
Capital loss carryforwards	(65,226,901)	—	(608,349,945)	—	—	—
Net unrealized gains (losses)[2]	400,362,935	254,500,213	193,675,123	348,833	351,255	27,748,373
Total	$340,661,679	$379,900,434	$(409,478,323)	$4,962,393	$926,173	$44,726,434

[2]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing of income recognition on partnership interests.

As of September 30, 2014, the Feeder Funds listed below had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Large Cap Core	Large Cap Value
2017	$65,226,901	$608,349,945
No expiration date[3]	—	—
Total	$65,226,901	$608,349,945

[3]	Must be utilized prior to losses subject to expiration.

During the year ended September 30, 2014, the Feeder Funds listed below utilized the following amounts of their respective capital loss carryforward:

Large Cap Core	Large Cap Value	Large Cap Core Retirement
$272,049,719	$111,856,556	$20,134,017

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	47

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
Large Cap Core	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,992,748	$50,275,810	3,825,174	$51,665,555
Shares issued in reinvestment of distributions	—	—	578,770	7,176,729
Shares redeemed	(10,055,531)	(163,938,490)	(9,485,231)	(129,930,526)

Net decrease	(7,062,783)	$(113,662,680)	(5,081,287)	$(71,088,242)

Service
Shares sold	5,466	$88,821	54,987	$824,189
Shares issued in reinvestment of distributions	—	—	9	110
Shares redeemed	(8,485)	(138,522)	(116,836)	(1,459,084)

Net decrease	(3,019)	$(49,701)	(61,840)	$(634,785)

Investor A
Shares sold and automatic conversion of shares	4,704,178	$76,734,749	5,426,743	$72,779,606
Shares issued in reinvestment of distributions	—	—	849,124	10,308,296
Shares redeemed	(8,146,523)	(133,412,611)	(12,223,124)	(160,624,974)

Net decrease	(3,442,345)	$(56,677,862)	(5,947,257)	$(77,537,072)

Investor B
Shares sold	27,288	$402,852	76,881	$933,266
Shares issued in reinvestment of distributions	—	—	7,023	79,922
Shares redeemed and automatic conversion of shares	(803,615)	(12,017,540)	(1,418,870)	(17,506,158)

Net decrease	(776,327)	$(11,614,688)	(1,334,966)	$(16,492,970)

Investor C
Shares sold	3,141,253	$46,778,889	3,498,183	$42,916,687
Shares issued in reinvestment of distributions	—	—	182,100	2,043,105
Shares redeemed	(5,745,578)	(85,612,256)	(8,061,093)	(97,934,634)

Net decrease	(2,604,325)	$(38,833,367)	(4,380,810)	$(52,974,842)

Class R
Shares sold	791,125	$12,269,917	870,728	$11,067,187
Shares issued in reinvestment of distributions	—	—	48,400	564,832
Shares redeemed	(1,370,168)	(21,477,839)	(1,862,672)	(23,502,625)

Net decrease	(579,043)	$(9,207,922)	(943,544)	$(11,870,606)

Total Net Decrease	(14,467,842)	$(230,046,220)	(17,749,704)	$(230,598,517)

Large Cap Growth
Institutional
Shares sold	15,401,823	$221,443,838	10,805,639	$131,346,952
Shares issued in reinvestment of distributions	1,743,155	23,271,108	1,664,321	18,706,967
Shares redeemed	(15,879,273)	(231,480,900)	(10,471,771)	(131,967,796)

Net increase	1,265,705	$13,234,046	1,998,189	$18,086,123

Service
Shares sold	11,640	$164,379	42,572	$503,892
Shares issued in reinvestment of distributions	7,698	102,610	73,804	822,914
Shares redeemed	(14,762)	(207,668)	(951,630)	(11,540,966)

Net increase (decrease)	4,576	$59,321	(835,254)	$(10,214,160)

48	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)	BlackRock Large Cap Series Funds, Inc.

	Year Ended September 30, 2014		Year Ended September 30, 2013
Large Cap Growth (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	9,572,445	$132,608,831	7,585,195	$89,733,980
Shares issued in reinvestment of distributions	2,420,903	31,108,416	2,718,000	29,490,188
Shares redeemed	(11,088,685)	(153,190,010)	(8,746,475)	(103,518,400)

Net increase	904,663	$10,527,237	1,556,720	$15,705,768

Investor B
Shares sold	30,332	$371,358	23,228	$243,451
Shares issued in reinvestment of distributions	25,280	293,253	50,617	498,575
Shares redeemed and automatic conversion of shares	(244,247)	(2,992,861)	(385,246)	(4,090,113)

Net decrease	(188,635)	$(2,328,250)	(311,401)	$(3,348,087)

Investor C
Shares sold	2,593,102	$31,840,431	2,634,380	$28,035,824
Shares issued in reinvestment of distributions	1,052,182	12,120,921	1,171,676	11,505,760
Shares redeemed	(3,457,989)	(42,472,402)	(4,225,520)	(44,983,524)

Net increase (decrease)	187,295	$1,488,950	(419,464)	$(5,441,940)

Class R
Shares sold	453,933	$5,928,279	577,687	$6,517,657
Shares issued in reinvestment of distributions	140,833	1,726,614	197,805	2,055,192
Shares redeemed	(890,948)	(11,685,231)	(1,382,752)	(15,671,908)

Net decrease	(296,182)	$(4,030,338)	(607,260)	$(7,099,059)

Total Net Increase	1,877,422	$18,950,966	1,381,530	$7,688,645

Large Cap Value
Institutional
Shares sold	3,702,495	$76,363,878	1,508,305	$26,214,058
Shares issued in reinvestment of distributions	—	—	267,554	4,221,978
Shares redeemed	(5,504,497)	(116,732,133)	(7,658,472)	(130,617,353)

Net decrease	(1,802,002)	$(40,368,255)	(5,882,613)	$(100,181,317)

Service
Shares sold	9,071	$188,605	27,520	$454,505
Shares issued in reinvestment of distributions	—	—	33,961	534,550
Shares redeemed	(76,704)	(1,624,610)	(1,187,150)	(20,760,395)

Net decrease	(67,633)	$(1,436,005)	(1,125,669)	$(19,771,340)

Investor A
Shares sold and automatic conversion of shares	1,940,793	$39,757,324	3,629,365	$62,380,714
Shares issued in reinvestment of distributions	—	—	457,873	7,115,331
Shares redeemed	(4,858,918)	(100,797,699)	(10,357,153)	(177,458,344)

Net decrease	(2,918,125)	$(61,040,375)	(6,269,915)	$(107,962,299)

Investor B
Shares sold	9,979	$194,158	48,028	$764,369
Shares issued in reinvestment of distributions	—	—	6,247	92,081
Shares redeemed and automatic conversion of shares	(212,952)	(4,103,470)	(577,039)	(9,248,584)

Net decrease	(202,973)	$(3,909,312)	(522,764)	$(8,392,134)

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	49

Notes to Financial Statements (concluded)	BlackRock Large Cap Series Funds, Inc.

	Year Ended September 30, 2014		Year Ended September 30, 2013
Large Cap Value (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,026,622	$19,671,192	1,528,818	$24,527,105
Shares issued in reinvestment of distributions	—	—	148,147	2,162,914
Shares redeemed	(2,742,275)	(52,631,364)	(4,417,505)	(69,751,702)

Net decrease	(1,715,653)	$(32,960,172)	(2,740,540)	$(43,061,683)

Class R
Shares sold	477,835	$9,394,712	858,935	$14,230,102
Shares issued in reinvestment of distributions	—	—	58,894	884,592
Shares redeemed	(1,166,589)	(23,118,089)	(2,176,588)	(35,720,955)

Net decrease	(688,754)	$(13,723,377)	(1,258,759)	$(20,606,261)

Total Net Decrease	(7,395,140)	$(153,437,496)	(17,800,260)	$(299,975,034)

Large Cap Core Retirement
Class K
Shares sold	76,133	$1,164,751	1,084,329	$14,503,776
Shares issued in reinvestment of distributions	1,215	18,529	153,337	1,876,840
Shares redeemed	(4,762,052)	(73,080,223)	(2,949,623)	(38,395,734)

Net decrease	(4,684,704)	$(71,896,943)	(1,711,957)	$(22,015,118)

Large Cap Growth Retirement
Class K
Shares sold	18,042	$75,663	1,726	$12,358
Shares issued in reinvestment of distributions	77,582	294,812	19,105	125,517
Shares redeemed	(12,552)	(67,925)	(33,329)	(248,351)

Net increase (decrease)	83,072	$302,550	(12,498)	$(110,476)

Large Cap Value Retirement
Class K
Shares sold	1,408,252	$28,657,042	1,483,186	$26,362,614
Shares issued in reinvestment of distributions	411,612	7,931,773	142,437	2,276,143
Shares redeemed	(1,350,778)	(27,749,942)	(1,125,067)	(19,757,330)

Net increase	469,086	$8,838,873	500,556	$8,881,427

6. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Feeder Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

On November 26, 2014, an affiliate has committed a minimum of $5 million to subscribe to the shares of BlackRock Large Cap Core Retirement Portfolio before December 11, 2014. The BlackRock Large Cap Core Retirement Portfolio is scheduled to pay distributions on December 15, 2014 for shareholders of record as of December 11, 2014. Therefore, shares owned by the affiliate as of record date will be entitled to any distributions paid by BlackRock Large Cap Core Retirement Portfolio.

50	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Report of Independent Registered Public Accounting Firm	BlackRock Large Cap Series Funds, Inc.

To the Shareholders of BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund, BlackRock Large Cap Core Retirement Portfolio, BlackRock Large Cap Growth Retirement Portfolio and BlackRock Large Cap Value Retirement Portfolio and Board of Directors of BlackRock Large Cap Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund, BlackRock Large Cap Core Retirement Portfolio, BlackRock Large Cap Growth Retirement Portfolio and BlackRock Large Cap Value Retirement Portfolio (collectively the “Funds”), each a series of BlackRock Large Cap Series Funds, Inc., as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund, BlackRock Large Cap Core Retirement Portfolio, BlackRock Large Cap Growth Retirement Portfolio and BlackRock Large Cap Value Retirement Portfolio as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2014:

	Payable Date	BlackRock Large Cap Growth	BlackRock Large Cap Core Retirement	BlackRock Large Cap Growth Retirement	BlackRock Large Cap Value Retirement
Qualified Dividend Income for Individuals[1]	12/18/2013	100%	100%	20.98%	100%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	12/18/2013	100%	100%	20.43%	100%
Qualified Short-Term Capital Gains for Non-U.S. Residents[2]	12/18/2013	95.09%	—	97.16%	3.88%

[1]	The Feeder Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, BlackRock Large Cap Growth Fund, BlackRock Large Cap Growth Retirement Portfolio, and BlackRock Large Cap Value Retirement Portfolio distributed long-term capital gains of $0.821652, $4.087639, and $0.950573 per share, respectively, to shareholders of record on December 18, 2013.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	51

Portfolio Information as of September 30, 2014	Master Large Cap Series LLC

Ten Largest Holdings

Master Large Cap Core Portfolio	Percent of Long-Term Investments

JPMorgan Chase & Co.	3%
CVS Health Corp.	3
Bank of America Corp.	3
Comcast Corp., Class A	3
Merck & Co., Inc.	3
Lowe’s Cos., Inc.	3
U.S. Bancorp	3
3M Co.	2
Discover Financial Services	2
American International Group, Inc.	2

Master Large Cap Growth Portfolio	Percent of Long-Term Investments

Microsoft Corp.	4%
Apple, Inc.	4
Comcast Corp., Class A	3
Schlumberger Ltd.	3
Facebook, Inc., Class A	3
3M Co.	3
Lowe’s Cos., Inc.	3
Google, Inc., Class C	3
Micron Technology, Inc.	3
MasterCard, Inc., Class A	3

Master Large Cap Value Portfolio	Percent of Long-Term Investments

JPMorgan Chase & Co.	5%
Bank of America Corp.	4
Merck & Co., Inc.	4
CVS Health Corp.	4
Citigroup, Inc.	4
American International Group, Inc.	3
U.S. Bancorp	3
Exxon Mobil Corp.	3
Discover Financial Services	3
Comcast Corp., Class A	3

Sector Allocations

Master Large Cap Core Portfolio	Percent of Long-Term Investments

Information Technology	25%
Financials	21
Health Care	16
Consumer Discretionary	11
Energy	10
Industrials	9
Consumer Staples	5
Materials	3

Master Large Cap Growth Portfolio	Percent of Long-Term Investments

Information Technology	35%
Consumer Discretionary	16
Health Care	15
Industrials	11
Energy	8
Financials	6
Consumer Staples	5
Materials	4

Master Large Cap Value Portfolio	Percent of Long-Term Investments

Financials	31%
Information Technology	17
Health Care	14
Energy	12
Industrials	11
Consumer Discretionary	7
Consumer Staples	5
Materials	3

For Portfolio compliance purposes, the Portfolios’ sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

52	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Schedule of Investments September 30, 2014	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.4%
Rockwell Collins, Inc.	104,600	$8,211,100
Airlines — 1.8%
Delta Air Lines, Inc.	249,300	9,012,195
Southwest Airlines Co.	566,900	19,144,213
United Continental Holdings, Inc. (a)	299,300	14,004,247

		42,160,655
Auto Components — 0.8%
BorgWarner, Inc.	88,700	4,666,507
TRW Automotive Holdings Corp. (a)	144,339	14,614,324

		19,280,831
Banks — 12.7%
Bank of America Corp.	3,980,206	67,862,512
Citigroup, Inc.	1,031,218	53,437,717
JPMorgan Chase & Co.	1,208,924	72,825,582
SunTrust Banks, Inc.	805,200	30,621,756
U.S. Bancorp	1,426,975	59,690,364
Wells Fargo & Co.	234,900	12,184,263

		296,622,194
Beverages — 2.3%
Dr. Pepper Snapple Group, Inc.	501,600	32,257,896
Molson Coors Brewing Co., Class B	283,900	21,133,516

		53,391,412
Biotechnology — 2.9%
Amgen, Inc.	202,200	28,401,012
Biogen Idec, Inc. (a)	119,610	39,568,184

		67,969,196
Capital Markets — 1.1%
The Goldman Sachs Group, Inc.	142,900	26,232,153
Chemicals — 0.8%
Cabot Corp.	166,574	8,456,962
The Dow Chemical Co.	193,100	10,126,164

		18,583,126
Commercial Services & Supplies — 0.7%
Tyco International Ltd.	376,000	16,758,320
Communications Equipment — 4.1%
Brocade Communications Systems, Inc.	1,997,742	21,715,455
Cisco Systems, Inc.	1,467,600	36,939,492
QUALCOMM, Inc.	511,600	38,252,332

		96,907,279
Construction & Engineering — 0.3%
AECOM Technology Corp. (a)	195,400	6,594,750
Consumer Finance — 2.9%
Discover Financial Services	880,600	56,701,834

Common Stocks	Shares	Value
Consumer Finance (concluded)
SLM Corp.	1,389,384	$11,893,127

		68,594,961
Containers & Packaging — 1.1%
Packaging Corp. of America	396,213	25,286,314
Electronic Equipment, Instruments & Components — 0.5%
TE Connectivity Ltd.	217,800	12,042,162
Energy Equipment & Services — 4.3%
Halliburton Co.	463,100	29,874,581
Oceaneering International, Inc.	96,400	6,282,388
Schlumberger Ltd.	537,200	54,627,868
Weatherford International PLC (a)	512,600	10,662,080

		101,446,917
Food & Staples Retailing — 2.9%
CVS Health Corp.	852,725	67,868,383
Health Care Equipment & Supplies — 0.3%
Medtronic, Inc.	127,000	7,867,650
Health Care Providers & Services — 7.1%
Aetna, Inc.	537,600	43,545,600
Centene Corp. (a)	232,600	19,238,346
CIGNA Corp.	80,400	7,291,476
McKesson Corp.	203,325	39,581,278
UnitedHealth Group, Inc.	309,100	26,659,875
Universal Health Services, Inc., Class B	274,550	28,690,475

		165,007,050
Hotels, Restaurants & Leisure — 0.9%
Las Vegas Sands Corp.	326,300	20,299,123
Industrial Conglomerates — 2.5%
3M Co.	405,275	57,419,362
Insurance — 4.4%
American International Group, Inc.	1,025,300	55,386,706
Genworth Financial, Inc., Class A (a)	1,585,100	20,764,810
The Travelers Cos., Inc.	290,400	27,280,176

		103,431,692
Internet & Catalog Retail — 0.8%
The Priceline Group, Inc. (a)	15,330	17,761,031
Internet Software & Services — 4.1%
Facebook, Inc., Class A (a)	383,900	30,343,456
Google, Inc., Class A (a)	55,995	32,948,018
Google, Inc., Class C (a)	55,545	32,069,461

		95,360,935
IT Services — 4.3%
Alliance Data Systems Corp. (a)	18,700	4,642,649

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	53

Schedule of Investments (continued)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
IT Services (concluded)
Amdocs Ltd.	331,099	$15,190,822
Cognizant Technology Solutions Corp., Class A (a)	404,600	18,113,942
MasterCard, Inc., Class A	688,300	50,879,136
Total System Services, Inc.	383,254	11,865,544

		100,692,093
Machinery — 1.7%
Kennametal, Inc.	161,000	6,650,910
Parker Hannifin Corp.	166,686	19,027,207
WABCO Holdings, Inc. (a)	141,200	12,842,140

		38,520,257
Media — 2.9%
Comcast Corp., Class A	1,258,100	67,660,618
Metals & Mining — 0.2%
Vale SA — ADR	490,900	5,404,809
Multiline Retail — 0.7%
Macy’s, Inc.	263,800	15,347,884
Oil, Gas & Consumable Fuels — 6.0%
BP PLC — ADR	656,200	28,839,990
Exxon Mobil Corp.	12,500	1,175,625
Hess Corp.	271,682	25,625,046
Marathon Petroleum Corp.	332,500	28,152,775
PBF Energy, Inc., Class A	218,200	5,236,800
Suncor Energy, Inc.	1,026,540	37,109,421
Tesoro Corp.	225,393	13,744,465

		139,884,122
Paper & Forest Products — 0.7%
Domtar Corp.	453,000	15,913,890
Pharmaceuticals — 5.8%
Johnson & Johnson	115,725	12,335,128
Merck & Co., Inc.	1,053,400	62,445,552
Mylan, Inc. (a)	349,600	15,903,304
Pfizer, Inc.	274,475	8,116,226
Teva Pharmaceutical Industries Ltd. — ADR	698,036	37,519,435

		136,319,645
Road & Rail — 1.4%
Norfolk Southern Corp.	228,600	25,511,760
Union Pacific Corp.	62,000	6,722,040

		32,233,800

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 3.2%
Intel Corp.	826,800	$28,789,176
Micron Technology, Inc. (a)	1,366,500	46,816,290

		75,605,466
Software — 1.7%
Microsoft Corp.	333,000	15,437,880
Oracle Corp.	618,500	23,676,180

		39,114,060
Specialty Retail — 4.4%
The Home Depot, Inc.	185,500	17,017,770
Lowe’s Cos., Inc.	1,135,700	60,101,244
Ross Stores, Inc.	345,200	26,090,216

		103,209,230
Technology Hardware, Storage & Peripherals — 6.7%
Apple Inc.	238,120	23,990,590
EMC Corp.	1,262,500	36,940,750
Hewlett-Packard Co.	889,676	31,556,808
SanDisk Corp.	209,100	20,481,345
Seagate Technology PLC	98,100	5,618,187
Western Digital Corp.	386,690	37,632,671

		156,220,351
Total Long-Term Investments (Cost — $1,765,765,620) — 99.4%		2,321,222,821

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	11,267,596	11,267,596
Total Short-Term Securities (Cost — $11,267,596) — 0.5%		11,267,596
Total Investments (Cost — $1,777,033,216) — 99.9%		2,332,490,417
Other Assets Less Liabilities — 0.1%		3,012,753

Net Assets — 100.0%		$2,335,503,170

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be affiliates of the Portfolio during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2013	Net Activity	Shares/Beneficial Interest Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	47,573,194	(36,305,598)	11,267,596	$11,497
BlackRock Liquidity Series, LLC, Money Market Series	$18,691,623	$(18,691,623)	—	$4,828

(c)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

54	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Schedule of Investments (concluded)	Master Large Cap Core Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$2,321,222,821	—	—	$2,321,222,821
Short-Term Securities	11,267,596	—	—	11,267,596
Total	$2,332,490,417	—	—	$2,332,490,417

[1]	See above Schedule of Investments for values in each industry.

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	55

Schedule of Investments September 30, 2014	Master Large Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.9%
Lockheed Martin Corp.	20,100	$3,673,878
Rockwell Collins, Inc.	91,600	7,190,600

		10,864,478
Airlines — 2.0%
Delta Air Lines, Inc.	148,200	5,357,430
Southwest Airlines Co.	280,600	9,475,862
United Continental Holdings, Inc. (a)	168,500	7,884,115

		22,717,407
Auto Components — 0.4%
BorgWarner, Inc.	78,000	4,103,580
Banks — 2.4%
U.S. Bancorp	552,000	23,090,160
Wells Fargo & Co.	80,100	4,154,787

		27,244,947
Beverages — 2.5%
The Coca-Cola Co.	298,600	12,738,276
Dr. Pepper Snapple Group, Inc.	249,300	16,032,483

		28,770,759
Biotechnology — 4.2%
Amgen, Inc.	181,000	25,423,260
Biogen Idec, Inc. (a)	69,970	23,146,776

		48,570,036
Chemicals — 2.3%
The Dow Chemical Co.	95,500	5,008,020
PPG Industries, Inc.	106,675	20,987,240

		25,995,260
Communications Equipment — 2.2%
QUALCOMM, Inc.	346,730	25,925,002
Construction & Engineering — 0.3%
AECOM Technology Corp. (a)	105,900	3,574,125
Consumer Finance — 2.7%
Discover Financial Services	400,425	25,783,366
SLM Corp.	682,406	5,841,395

		31,624,761
Containers & Packaging — 1.0%
Packaging Corp. of America	188,710	12,043,472
Electronic Equipment, Instruments & Components — 0.5%
TE Connectivity Ltd.	101,800	5,628,522
Energy Equipment & Services — 5.1%
Halliburton Co.	245,700	15,850,107
Oceaneering International, Inc.	134,300	8,752,331
Schlumberger Ltd.	337,500	34,320,375

		58,922,813
Food & Staples Retailing — 2.4%
CVS Health Corp.	347,500	27,657,525
Health Care Providers & Services — 6.5%
Aetna, Inc.	257,300	20,841,300
Centene Corp. (a)	118,100	9,768,051
CIGNA Corp.	26,800	2,430,492
McKesson Corp.	119,550	23,272,799
Universal Health Services, Inc., Class B	185,366	19,370,747

		75,683,389
Hotels, Restaurants & Leisure — 1.1%
Las Vegas Sands Corp.	213,300	13,269,393
Industrial Conglomerates — 2.7%
3M Co.	222,375	31,506,090

Common Stocks	Shares	Value
Insurance — 1.1%
The Travelers Cos., Inc.	131,150	$12,320,231
Internet & Catalog Retail — 1.6%
The Priceline Group, Inc. (a)	15,680	18,166,534
Internet Software & Services — 7.7%
Facebook, Inc., Class A (a)	409,500	32,366,880
Google, Inc., Class A (a)	47,935	28,205,433
Google, Inc., Class C (a)	50,015	28,876,660

		89,448,973
IT Services — 7.7%
Alliance Data Systems Corp. (a)	76,775	19,060,929
Amdocs Ltd.	66,500	3,051,020
Cognizant Technology Solutions Corp., Class A (a)	325,800	14,586,066
DST Systems, Inc.	135,950	11,408,924
FleetCor Technologies, Inc. (a)	8,000	1,136,960
MasterCard, Inc., Class A	383,400	28,340,928
Total System Services, Inc.	185,148	5,732,182
Visa, Inc., Class A	29,200	6,230,404

		89,547,413
Machinery — 3.0%
Cummins, Inc.	81,900	10,809,162
Dover Corp.	32,900	2,642,857
Parker Hannifin Corp.	110,000	12,556,500
WABCO Holdings, Inc. (a)	94,500	8,594,775

		34,603,294
Media — 4.8%
Comcast Corp., Class A	706,200	37,979,436
Omnicom Group, Inc.	55,600	3,828,616
The Walt Disney Co.	151,400	13,479,142

		55,287,194
Multiline Retail — 0.4%
Macy’s, Inc.	78,900	4,590,402
Oil, Gas & Consumable Fuels — 2.3%
Marathon Petroleum Corp.	74,600	6,316,382
PBF Energy, Inc., Class A	82,004	1,968,096
Suncor Energy, Inc.	500,165	18,080,965

		26,365,443
Pharmaceuticals — 3.8%
Merck & Co., Inc.	213,200	12,638,496
Mylan, Inc. (a)	214,600	9,762,154
Perrigo Co. PLC	16,300	2,448,097
Teva Pharmaceutical Industries Ltd. — ADR	344,272	18,504,620

		43,353,367
Road & Rail — 1.8%
Norfolk Southern Corp.	146,400	16,338,240
Union Pacific Corp.	39,000	4,228,380

		20,566,620
Semiconductors & Semiconductor Equipment — 3.1%
Intel Corp.	218,000	7,590,760
Micron Technology, Inc. (a)	835,700	28,631,082

		36,221,842
Software — 6.0%
Microsoft Corp.	1,032,650	47,873,654
Oracle Corp.	562,300	21,524,844

		69,398,498
Specialty Retail — 6.6%
The Home Depot, Inc.	188,800	17,320,512

See Notes to Financial Statements.

56	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Schedule of Investments (continued)	Master Large Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail (concluded)
Lowe’s Cos., Inc.	566,300	$29,968,596
Ross Stores, Inc.	184,100	13,914,278
TJX Cos., Inc.	248,900	14,727,413

		75,930,799
Technology Hardware, Storage & Peripherals — 6.5%
Apple, Inc.	447,485	45,084,114
EMC Corp.	690,900	20,215,734
SanDisk Corp.	105,800	10,363,110

		75,662,958
Textiles, Apparel & Luxury Goods — 0.7%
VF Corp.	114,200	7,540,626
Tobacco — 0.1%
Philip Morris International, Inc.	18,840	1,571,256
Total Long-Term Investments (Cost — $825,345,686) — 96.4%		1,114,677,009

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	36,003,192	$36,003,192
Total Short-Term Securities (Cost — $36,003,192) — 3.1%		36,003,192
Total Investments (Cost — $861,348,878) — 99.5%		1,150,680,201
Other Assets Less Liabilities — 0.5%		6,014,981

Net Assets — 100.0%		$1,156,695,182

Notes to Schedule of Investments
(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Portfolio during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2013	Net Activity	Shares/Beneficial Interest Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	12,806,801	23,196,391	36,003,192	$14,791
BlackRock Liquidity Series, LLC, Money Market Series	$13,291,349	$(13,291,349)	—	$11,405

(c)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	57

Schedule of Investments (concluded)	Master Large Cap Growth Portfolio

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$1,114,677,009	—	—	$1,114,677,009
Short-Term Securities	36,003,192	—	—	36,003,192
Total	$1,150,680,201	—	—	$1,150,680,201

[1]	See above Schedule of Investments for values in each industry.

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

58	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Schedule of Investments September 30, 2014	Master Large Cap Value Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.6%
Raytheon Co.	115,930	$11,780,807
Rockwell Collins, Inc.	47,400	3,720,900

		15,501,707
Airlines — 1.9%
Delta Air Lines, Inc.	124,500	4,500,675
Southwest Airlines Co.	270,900	9,148,293
United Continental Holdings, Inc. (a)	111,100	5,198,369

		18,847,337
Auto Components — 0.7%
TRW Automotive Holdings Corp. (a)	66,222	6,704,977
Banks — 18.9%
Bank of America Corp.	2,325,758	39,654,174
Citigroup, Inc.	645,626	33,456,339
JPMorgan Chase & Co.	743,165	44,768,260
SunTrust Banks, Inc.	411,000	15,630,330
U.S. Bancorp	696,245	29,123,928
Wells Fargo & Co.	389,725	20,215,036

		182,848,067
Beverages — 1.0%
Molson Coors Brewing Co., Class B	128,200	9,543,208
Capital Markets — 1.9%
The Goldman Sachs Group, Inc.	99,408	18,248,326
Chemicals — 1.2%
Cabot Corp.	77,544	3,936,909
The Dow Chemical Co.	145,100	7,609,044

		11,545,953
Commercial Services & Supplies — 1.2%
Tyco International Ltd.	250,625	11,170,356
Communications Equipment — 3.4%
Brocade Communications Systems, Inc.	851,831	9,259,403
Cisco Systems, Inc.	957,800	24,107,826

		33,367,229
Construction & Engineering — 0.5%
AECOM Technology Corp. (a)	132,300	4,465,125
Consumer Finance — 3.2%
Discover Financial Services	410,520	26,433,383
SLM Corp.	587,212	5,026,535

		31,459,918
Containers & Packaging — 0.4%
Packaging Corp. of America	61,800	3,944,076
Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B (a)	45,700	6,312,998
Electronic Equipment, Instruments & Components — 0.4%
TE Connectivity Ltd.	63,000	3,483,270
Energy Equipment & Services — 1.5%
Halliburton Co.	150,600	9,715,206
Weatherford International PLC (a)	216,900	4,511,520

		14,226,726
Food & Staples Retailing — 3.5%
CVS Health Corp.	427,800	34,048,602
Health Care Equipment & Supplies — 0.8%
Medtronic, Inc.	131,600	8,152,620
Health Care Providers & Services — 5.5%
Aetna, Inc.	232,600	18,840,600

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
CIGNA Corp.	44,800	$4,062,912
UnitedHealth Group, Inc.	198,180	17,093,025
Universal Health Services, Inc., Class B	123,148	12,868,966

		52,865,503
Household Products — 0.5%
The Procter & Gamble Co.	58,500	4,898,790
Industrial Conglomerates — 3.4%
3M Co.	151,275	21,432,642
General Electric Co.	443,275	11,356,705

		32,789,347
Insurance — 5.7%
American International Group, Inc.	552,560	29,849,291
The Chubb Corp.	47,300	4,308,084
Genworth Financial, Inc., Class A (a)	628,300	8,230,730
The Travelers Cos., Inc.	133,440	12,535,354

		54,923,459
IT Services — 1.9%
Amdocs Ltd.	138,828	6,369,429
DST Systems, Inc.	78,600	6,596,112
Total System Services, Inc.	166,776	5,163,385

		18,128,926
Machinery — 1.4%
Kennametal, Inc.	82,200	3,395,682
Parker Hannifin Corp.	92,500	10,558,875

		13,954,557
Media — 2.6%
Comcast Corp., Class A	470,100	25,281,978
Metals & Mining — 0.1%
Vale SA — ADR	117,100	1,289,271
Multiline Retail — 0.8%
Macy’s, Inc.	133,900	7,790,302
Oil, Gas & Consumable Fuels — 10.7%
BP PLC — ADR	385,700	16,951,515
Chevron Corp.	37,585	4,484,642
Exxon Mobil Corp.	283,225	26,637,311
Hess Corp.	142,300	13,421,736
Marathon Petroleum Corp.	180,400	15,274,468
PBF Energy, Inc., Class A	116,600	2,798,400
Suncor Energy, Inc.	466,390	16,859,999
Tesoro Corp.	112,227	6,843,602

		103,271,673
Paper & Forest Products — 1.0%
Domtar Corp.	278,600	9,787,218
Pharmaceuticals — 7.9%
Johnson & Johnson	71,200	7,589,208
Merck & Co., Inc.	622,120	36,879,274
Pfizer, Inc.	533,225	15,767,463
Teva Pharmaceutical Industries Ltd. — ADR	292,452	15,719,295

		75,955,240
Road & Rail — 0.9%
Norfolk Southern Corp.	75,800	8,459,280
Semiconductors & Semiconductor Equipment — 4.2%
Intel Corp.	605,400	21,080,028
Micron Technology, Inc. (a)	559,500	19,168,470

		40,248,498

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	59

Schedule of Investments (continued)	Master Large Cap Value Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software — 0.5%
Oracle Corp.	119,600	$4,578,288
Specialty Retail — 2.4%
Lowe’s Cos., Inc.	433,700	22,951,404
Technology Hardware, Storage & Peripherals — 6.1%
EMC Corp.	442,000	12,932,920
Hewlett-Packard Co.	496,274	17,602,839
SanDisk Corp.	85,300	8,355,135
Seagate Technology PLC	66,500	3,808,455
Western Digital Corp.	169,890	16,533,695

		59,233,044
Total Long-Term Investments (Cost — $710,006,316) — 98.3%		950,277,273

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	15,209,518	$15,209,518
Total Short-Term Securities (Cost — $15,209,518) — 1.6%		15,209,518
Total Investments (Cost — $725,215,834) — 99.9%		965,486,791
Other Assets Less Liabilities — 0.1%		864,622

Net Assets — 100.0%		$966,351,413

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Portfolio during the year ended September 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2013	Net Activity	Shares/Beneficial Interest Held at September 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	7,755,119	7,454,399	15,209,518	$9,774
BlackRock Liquidity Series, LLC, Money Market Series	$5,175,835	$(5,175,835)	—	$990

(c)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Portfolio’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

60	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Schedule of Investments (concluded)	Master Large Cap Value Portfolio

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$950,277,273	—	—	$950,277,273
Short-Term Securities	15,209,518	—	—	15,209,518
Total	$965,486,791	—	—	$965,486,791

[1]	See above Schedule of Investments for values in each industry.

There were no transfers between levels during the year ended September 30, 2014.

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	61

Statements of Assets and Liabilities	Master Large Cap Series LLC

September 30, 2014	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio

Assets
Investments at value — unaffiliated[1]	$2,321,222,821	$1,114,677,009	$950,277,273
Investments at value — affiliated[2]	11,267,596	36,003,192	15,209,518
Investments sold receivable	10,552,195	10,383,469	3,846,529
Contributions receivable from investors	1,164,023	777,062	1,046,420
Dividends receivable — unaffiliated	2,777,742	1,150,811	1,364,521
Dividends receivable — affiliated	653	574	645
Prepaid expenses	2,560	834	1,762

Total assets	2,346,987,590	1,162,992,951	971,746,668

Liabilities
Investments purchased payable	6,762,742	3,461,717	2,096,318
Withdrawals payable to investors	3,667,150	2,252,301	2,792,448
Investment advisory fees payable	918,195	480,355	406,542
Directors’ fees payable	16,834	8,872	7,610
Other affiliates payable	11,811	5,998	5,279
Other accrued expenses payable	107,688	88,526	87,058

Total liabilities	11,484,420	6,297,769	5,395,255

Net Assets	$2,335,503,170	$1,156,695,182	$966,351,413

Net Assets Consist of
Investors’ capital	$1,780,045,969	$867,363,859	$726,080,456
Net unrealized appreciation/depreciation	555,457,201	289,331,323	240,270,957

Net Assets	$2,335,503,170	$1,156,695,182	$966,351,413

[1] Investments at cost — unaffiliated	$1,765,765,620	$825,345,686	$710,006,316
[2] Investments at cost — affiliated	$11,267,596	$36,003,192	$15,209,518

See Notes to Financial Statements.

62	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Statements of Operations	Master Large Cap Series LLC

Year Ended September 30, 2014	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio

Investment Income
Dividends — unaffiliated	$36,799,236	$16,490,163	$19,353,766
Other income — affiliated	159,387	86,748	88,482
Dividends — affiliated	11,497	14,791	9,774
Securities lending — affiliated — net	4,828	11,405	990
Foreign taxes withheld	(231,539)	(95,163)	(109,456)

Total income	36,743,409	16,507,944	19,343,556

Expenses
Investment advisory	10,985,642	5,766,194	5,077,429
Accounting services	413,368	250,203	225,997
Professional	73,661	57,044	58,250
Directors	68,784	36,761	30,296
Custodian	59,494	35,406	33,655
Printing	1,838	820	949
Miscellaneous	38,340	20,513	31,574

Total expenses	11,641,127	6,166,941	5,458,150
Less fees waived by Manager	(23,698)	(29,697)	(17,641)
Total expenses after fees waived	11,617,429	6,137,244	5,440,509

Net investment income	25,125,980	10,370,700	13,903,047

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	363,322,933	132,962,738	133,522,781
Financial futures contracts	—	3,209,795	(23,964)

	363,322,933	136,172,533	133,498,817

Net change in unrealized appreciation/depreciation on investments	28,704,584	73,741,646	23,028,770

Total realized and unrealized gain	392,027,517	209,914,179	156,527,587

Net Increase in Net Assets Resulting from Operations	$417,153,497	$220,284,879	$170,430,634

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	63

Statements of Changes in Net Assets	Master Large Cap Series LLC

	Master Large Cap Core Portfolio		Master Large Cap Growth Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$25,125,980	$29,505,366	$10,370,700	$11,876,965
Net realized gain	363,322,933	284,648,685	136,172,533	88,757,775
Net change in unrealized appreciation/depreciation	28,704,584	106,688,133	73,741,646	43,418,789

Net increase in net assets resulting from operations	417,153,497	420,842,184	220,284,879	144,053,529

Capital Transactions
Proceeds from contributions	155,850,428	195,011,707	415,255,505	279,421,776
Value of withdrawals	(546,397,150)	(625,808,249)	(483,853,525)	(332,098,730)

Net decrease in net assets derived from capital transactions	(390,546,722)	(430,796,542)	(68,598,020)	(52,676,954)

Net Assets
Total increase (decrease) in net assets	26,606,775	(9,954,358)	151,686,859	91,376,575
Beginning of year	2,308,896,395	2,318,850,753	1,005,008,323	913,631,748

End of year	$2,335,503,170	$2,308,896,395	$1,156,695,182	$1,005,008,323

			Master Large Cap Value Portfolio
			Year Ended September 30,
Increase (Decrease) in Net Assets:			2014	2013

Operations
Net investment income			$13,903,047	$15,996,574
Net realized gain			133,498,817	121,256,722
Net change in unrealized appreciation/depreciation			23,028,770	71,842,498

Net increase in net assets resulting from operations			170,430,634	209,095,794

Capital Transactions
Proceeds from contributions			174,244,142	154,966,835
Value of withdrawals			(333,870,192)	(472,339,324)

Net decrease in net assets derived from capital transactions			(159,626,050)	(317,372,489)

Net Assets
Total increase (decrease) in net assets			10,804,584	(108,276,695)
Beginning of year			955,546,829	1,063,823,524

End of year			$966,351,413	$955,546,829

See Notes to Financial Statements.

64	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Financial Highlights	Master Large Cap Series LLC

	Master Large Cap Core Portfolio
	Year Ended September 30,
	2014	2013	2012	2011	2010
Total Return
Total return	19.44%	20.39%	29.97%	(1.61)%	6.16%

Ratios to Average Net Assets
Total expenses	0.50%	0.50%	0.50%	0.49%	0.49%

Total expenses after fees waived	0.50%	0.50%	0.50%	0.49%	0.49%

Net investment income	1.08%	1.29%	1.67%	1.13%	1.11%

Supplemental Data
Net assets, end of year (000)	$2,335,503	$2,308,896	$2,318,851	$2,306,714	$3,209,486

Portfolio turnover rate	40%	50%	128%	129%	173%

	Master Large Cap Growth Portfolio
	Year Ended September 30,
	2014	2013	2012	2011	2010
Total Return
Total return	21.59%	15.76%	31.61%	0.72%	7.68%

Ratios to Average Net Assets
Total expenses	0.53%	0.54%	0.55%	0.54%	0.56%

Total expenses after fees waived	0.53%	0.54%	0.55%	0.54%	0.56%

Net investment income	0.90%	1.25%	1.61%	0.93%	0.73%

Supplemental Data
Net assets, end of year (000)	$1,156,695	$1,005,008	$913,632	$995,279	$671,834

Portfolio turnover rate	49%	54%	132%	169%	232%

	Master Large Cap Value Portfolio
	Year Ended September 30,
	2014	2013	2012	2011	2010
Total Return
Total return	18.35%	22.80%	25.26%	(4.34)%	4.36%

Ratios to Average Net Assets
Total expenses	0.54%	0.54%	0.54%	0.54%	0.53%

Total expenses after fees waived	0.54%	0.54%	0.54%	0.54%	0.53%

Net investment income	1.37%	1.58%	1.71%	1.28%	1.35%

Supplemental Data
Net assets, end of year (000)	$966,351	$955,547	$1,063,824	$1,331,102	$2,173,142

Portfolio turnover rate	32%	40%	147%	156%	183%

See Notes to Financial Statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	65

Notes to Financial Statements	Master Large Cap Series LLC

1. Organization:

Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (collectively, the “Portfolios” or individually, a “Portfolio”) are each a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. Each Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Portfolios, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: The Portfolios’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolios determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Portfolios for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

The Portfolios value their investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolios may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portfolios’ net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Portfolios use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Portfolios’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the

66	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)	Master Large Cap Series LLC

Portfolios’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Portfolios do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Portfolios report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Portfolio enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Portfolios may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Portfolio’s future obligations under such investments or borrowings. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolios may be required to deliver/ deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolios’ financial statement disclosures.

Other: Expenses directly related to a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

Each Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: Each Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Portfolios collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. During the term of the loan, each Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of September 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Portfolios under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	67

Notes to Financial Statements (continued)	Master Large Cap Series LLC

securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolios benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and/or to economically hedge their exposure to certain risks such as equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Portfolios purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Portfolios as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Portfolios’ derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended September 30, 2014
	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
	Net Realized Gain (Loss) From
Equity contracts:
Financial futures contracts	$3,209,795	$(23,964)

For the year ended September 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
Financial futures contracts:
Average number of contracts purchased	215	64
Average notional value of contracts purchased	$20,109,906	$5,849,875

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

68	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Notes to Financial Statements (continued)	Master Large Cap Series LLC

A Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Portfolio.

With exchange-traded futures, there is less counterparty credit risk to the Portfolios since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolios.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC, on behalf of each Portfolio, entered into an Investment Advisory Agreement with the Manager, the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Portfolio. For such services, each Portfolio pays the Manager a monthly fee based on a percentage of each Portfolio’s average daily net assets at the following annual rates:

Master Large Cap Core Portfolio

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $1 Billion	0.50%
In excess of $1 Billion, but not exceeding $5 Billion	0.45%
In excess of $5 Billion	0.40%

Master Large Cap Growth Portfolio

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $5 Billion	0.50%
In excess of $5 Billion	0.45%

Master Large Cap Value Portfolio

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $3 Billion	0.50%
In excess of $3 Billion	0.45%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Portfolio’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Statements of Operations.

Prior to July 1, 2014, BIM, an affiliate of the Manager, served as a sub-advisor to each Portfolio pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Portfolio to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM, with respect to each Portfolio, expired.

For the year ended September 30, 2014, the Portfolios reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
$24,019	$11,974	$10,587

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Notes to Financial Statements (continued)	Master Large Cap Series LLC

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolios, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolios are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolios.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, each Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each Portfolio retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by each Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2014, each Portfolio paid BIM the following amounts for securities lending agent services:

Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
$2,570	$6,133	$529

The Portfolios recorded a payment from an affiliate to compensate for foregone securities lending revenue which is shown as other income — affiliated in the Statements of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Portfolios may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended September 30, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Master Large Cap Core Portfolio	—	$559,754
Master Large Cap Value Portfolio	—	$305,413

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2014, were as follows:

	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
Purchases	$927,755,658	$541,804,255	$311,282,135
Sales	$1,256,196,650	$623,538,246	$465,519,229

7. Income Tax Information

Each Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolios is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolios. Therefore, no federal income tax provision is required. It is intended that the Portfolios’ assets will be managed so an investor in the Portfolios can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Portfolios’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

70	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Notes to Financial Statements (concluded)	Master Large Cap Series LLC

As of September 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Master Large Cap Core Portfolio	Master Large Cap Growth Portfolio	Master Large Cap Value Portfolio
Tax cost	$1,780,626,939	$862,650,499	$742,514,707

Gross unrealized appreciation	$579,980,978	$294,256,798	$231,132,712
Gross unrealized depreciation	(28,117,500)	(6,227,096)	(8,160,628)

Net unrealized appreciation	$551,863,478	$288,029,702	$222,972,084

8. Bank Borrowings:

The Master LLC, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Portfolios may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Portfolios, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Portfolios did not borrow under the credit agreement during the year ended September 30, 2014.

9. Principal Risks:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Portfolios.

As of September 30, 2014, Master Large Cap Core Portfolio and Master Large Cap Growth Portfolio invested a significant portion of their assets in securities in the Information Technology sector and Master Large Cap Core Portfolio and Master Large Cap Value Portfolio invested a significant portion of their assets in securities in the Financials sector. Changes in economic conditions affecting such sectors would have a greater impact on the Portfolios and could affect the value, income and/or liquidity of positions in such securities.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	71

Report of Independent Registered Public Accounting Firm	Master Large Cap Series LLC

To the Investors and Board of Directors of Master Large Cap Series LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Master Large Cap Series LLC (the “Master LLC”), comprised of Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 26, 2014

72	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement

The Board of Directors of Master Large Cap Series LLC (the “Master LLC”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Master LLC’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master LLC’s investment advisor, on behalf of Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (each a “Master Portfolio,” and together, the “Master Portfolios”), each a series of the Master LLC. At the May Meeting, it was noted that the sub-advisory agreement between the Manager and BlackRock Investment Management, LLC with respect to each Master Portfolio would expire effective July 1, 2014. It was also noted that the non-renewal of the sub-advisory agreement would not result in any change in the nature or quality of services provided to the Master LLC, or in the portfolio management teams that serve the Master LLC. Each of BlackRock Large Cap Core Fund, BlackRock Large Cap Core Retirement Portfolio, BlackRock Large Cap Growth Fund, BlackRock Large Cap Growth Retirement Portfolio, BlackRock Large Cap Value Fund and BlackRock Large Cap Value Retirement Portfolio (each, a “Fund,” and together, the “Funds”), each a series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Agreement with respect to the Master Portfolios. For simplicity, (a) the Board of Directors of the Master LLC and the Board of Directors of the Corporation are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of the Funds and the interest holders of the Master Portfolios are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Corporation, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolios and the Funds by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Funds and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Funds for services, such as marketing and distribution, call center and fund accounting; (c) each Master Portfolio’s and/or Fund’s operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master LLC’s and the Corporation’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Master LLC and/or the Corporation; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	73

Disclosure of Investment Advisory Agreement (continued)

party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of each Master Portfolio and Fund, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, with respect to BlackRock Large Cap Growth Fund and BlackRock Large Cap Growth Retirement Portfolio, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Master Portfolio and/or Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master LLC, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master LLC with respect to each Master Portfolio for a one-year term ending June 30, 2015. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master LLC considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio, each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Funds; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolios and the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of portfolio holdings of each Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolios and the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

74	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (continued)

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Master Portfolio and Fund. BlackRock and its affiliates provide the Master Portfolios and the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Funds by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Funds. In particular, BlackRock and its affiliates provide the Master Portfolios and the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolios and the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Fund, as applicable. The Board noted that each Fund’s investment results correspond directly to the investment results of the corresponding Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, with respect to BlackRock Large Cap Growth Fund and BlackRock Large Cap Growth Retirement Portfolio, a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with the management of each Master Portfolio to discuss, the performance of the Master Portfolio and corresponding Fund, as applicable, throughout the year.

The Board noted that BlackRock Large Cap Core Fund ranked in the first, second and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that BlackRock Large Cap Core Retirement Portfolio ranked in the first, second and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that BlackRock Large Cap Growth Fund ranked in the third, second and fourth quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and five-year periods. BlackRock informed the Board that, among other things, an underweight position in biotechnology had the most negative impact on performance over the one-year period as those stocks outperformed in 2013. Master Large Cap Growth Portfolio was positioned too aggressively for the tumultuous environment over the five-year period, as the management team believed the market would break out of its long-standing trading range and continue moving to the upside. Unfortunately, the thesis did not materialize and the positioning proved to be a significant detractor from performance.

The Board noted that BlackRock Large Cap Growth Retirement Portfolio ranked in the third, first and second quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-year period and noted that they will monitor the performance of the corresponding Master Portfolio and the Fund.

The Board noted that BlackRock Large Cap Value Fund ranked in the second, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that BlackRock Large Cap Value Retirement Portfolio ranked in the second, third and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted the improved performance of each of BlackRock Large Cap Value Fund and BlackRock Large Cap Value Retirement Portfolio during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the underperformance of these Funds during the three- and five-year periods. BlackRock informed the Board that, among other things, Master Large Cap Value Portfolio was positioned too aggressively for the tumultuous environment over the three- and five-year periods, as the management team believed the market would break out of its long-standing trading range and continue moving to the upside. Unfortunately, the thesis did not materialize and the positioning proved to be a significant detractor from performance.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	75

Disclosure of Investment Advisory Agreement (continued)

The Board and BlackRock discussed BlackRock’s strategy for improving the performance of Master Large Cap Growth Portfolio/BlackRock Large Cap Growth Fund and Master Large Cap Value Portfolio/BlackRock Large Cap Value Fund/BlackRock Large Cap Value Retirement Portfolio and BlackRock’s commitment to providing the resources necessary to assist the portfolio managers of these Master Portfolios in seeking to improve the performance of these Master Portfolios/Funds. The Board will continue to monitor the performance of each of these Master Portfolios/Funds.

C. Consideration of the Advisory Management Fees and the Cost of the Services and Profits to be realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Funds: The Board, including the Independent Board Members, reviewed each Master Portfolio’s/ Fund’s contractual management fee rate compared with the other funds in the Fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as each Master Portfolio’s/Fund’s actual management fee rate, to those of other funds in the Fund’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Funds. The Board reviewed BlackRock’s profitability with respect to each Master Portfolio and Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolios and the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolios and the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolios and the Funds. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolios and the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the contractual management fee rate of each of Master Large Cap Core Portfolio/BlackRock Large Cap Core Retirement Portfolio, Master Large Cap Growth Portfolio/BlackRock Large Cap Growth Retirement Portfolio and Master Large Cap Value Portfolio/BlackRock Large Cap Value Retirement Portfolio ranked in the first quartile, and that the actual management fee rate of these Master Portfolios/Funds and the total expense ratio of these Funds each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the total expenses of each of these Funds as a percentage of the Fund’s average daily net assets.

The Board noted that Master Large Cap Value Portfolio’s/BlackRock Large Cap Value Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and the Fund’s total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board determined that the Master Portfolio’s/Fund’s contractual management fee rate, the actual management fee rate and the Fund’s total expense ratio were all appropriate in light of the median contractual management fee rate, actual management fee rate and total expense ratio paid by the Fund’s Expense Peers. In addition, the Board noted that BlackRock had voluntarily agreed to reduce the administration fee payable by the Fund, which was implemented on June 1, 2012. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary administration fee waiver, which results in savings to shareholders.

The Board noted that Master Large Cap Core Portfolio’s/BlackRock Large Cap Core Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and the Fund’s total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board determined that the Fund’s total expense ratio was appropriate in light of the median total expense ratio paid by

76	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Disclosure of Investment Advisory Agreement (concluded)

the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

The Board noted that Master Large Cap Growth Portfolio’s/BlackRock Large Cap Growth Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and the Fund’s total expense ratio each ranked in the fourth quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund’s total expense ratio is less than a basis point away from the third quartile.

The Board also noted that each Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolios and the Funds benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Funds to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Portfolios. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolios and the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including all the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master LLC, with respect to each Master Portfolio, for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolios reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	77

Officers and Directors

Name, Address[1], and Year of Birth	Position(s) Held with the Corporation/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 152 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 152 Portfolios	None
David O. Beim 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 152 Portfolios	None
Frank J. Fabozzi 1948	Director	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 234 Portfolios	None
Dr. Matina S. Horner 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 152 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 152 Portfolios	None
Ian A. MacKinnon 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 152 Portfolios	None
Cynthia A. Montgomery 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 152 Portfolios	None
Toby Rosenblatt 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 152 Portfolios	None

78	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Officers and Directors (continued)

Name, Address[1], and Year of Birth	Position(s) Held with the Corporation/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
Kenneth L. Urish 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 152 Portfolios	None
Frederick W. Winter 1945	Director	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005-2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 152 Portfolios	None

[1]    The address of each Director is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the Corporation/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Trust’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Directors[4]
Paul L. Audet 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 331 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 331 Portfolios	None

[4]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Corporation/Master LLC based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Corporation/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	79

Officers and Directors (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]    The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Officers of the Corporation/Master LLC serve at the pleasure of the Board.

Further information about the Corporation/Master LLC’s Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Corporation/Master LLC and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Corporation/Master LLC.

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Corporation/Master LLC and Jennifer McGovern became a Vice President of the Corporation/Master LLC.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Corporation 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809

80	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com

2)	Select “Access Your Account”

3)	Next, “eDelivery” in the “Related Resources” box and follow the sign-up instructions

Householding

The Feeder Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Feeder Funds/Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Feeder Funds’/Portfolios’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Feeder Funds’/Portfolios’ Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Feeder Funds/ Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Feeder Funds/Portfolios voted proxies relating to securities held in the Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014	81

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

82	BLACKROCK LARGE CAP SERIES FUNDS, INC.	SEPTEMBER 30, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAPSERIES-9/14-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Large Cap Core Fund	$7,363	$7,363	$0	$0	$12,850	$12,850	$0	$0
BlackRock Large Cap Core Retirement Portfolio	$7,363	$7,363	$0	$0	$12,850	$11,900	$0	$0
BlackRock Large Cap Growth Fund	$7,363	$7,363	$0	$0	$12,850	$12,850	$0	$0
BlackRock Large Cap Growth Retirement Portfolio	$7,363	$7,363	$0	$0	$10,500	$10,500	$0	$0
BlackRock Large Cap Value Fund	$7,363	$7,363	$0	$0	$12,850	$12,850	$0	$0
BlackRock Large Cap Value Retirement Portfolio	$7,363	$7,363	$0	$0	$12,850	$12,850	$0	$0
Master Large Cap Core Portfolio	$36,688	$36,163	$0	$0	$13,250	$13,250	$0	$0
Master Large Cap Growth Portfolio	$33,688	$33,163	$0	$0	$13,250	$13,250	$0	$0
Master Large Cap Value Portfolio	$33,688	$33,163	$0	$0	$13,250	$13,250	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Large Cap Core Fund	$12,850	$12,850
BlackRock Large Cap Core Retirement Portfolio	$12,850	$11,900
BlackRock Large Cap Growth Fund	$12,850	$12,850
BlackRock Large Cap Growth Retirement Portfolio	$10,500	$10,500

BlackRock Large Cap Value Fund	$12,850	$12,850
BlackRock Large Cap Value Retirement Portfolio	$12,850	$12,850
Master Large Cap Core Portfolio	$13,250	$13,250
Master Large Cap Growth Portfolio	$13,250	$13,250
Master Large Cap Value Portfolio	$13,250	$13,250

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 2, 2014